To Registration Nos. 33-80195
811-09142

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1/A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No. ___	☐
Post-Effective Amendment No. 41	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 38	☑

(Check appropriate box or boxes.)

THE NAVELLIER PERFORMANCE FUNDS

(Exact name of registrant as specified in charter)

One East Liberty, Third Floor Reno, Nevada (Address of Principal Executive Offices)	89501 (Zip Code)

Registrant’s Telephone Number, Including Area Code (800) 887-8671

Arjen Kuyper
The Navellier Performance Funds
One East Liberty, Third Floor
Reno, Nevada 89501
(Name and Address of Agent For Service)

Copy to:

Samuel Kornhauser, Esq.
Law Offices of Samuel Kornhauser
155 Jackson Street, Suite 1807
San Francisco, CA 94111
(415) 981-6281

It is proposed that this filing will become effective:

☑	immediately upon filing pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Navellier Performance Funds

PROSPECTUS MAY 1, 2010

Fundamental ‘A’ Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus or any other mutual fund prospectus. Any representation to the contrary is a criminal offense.

More detailed information on subjects covered in this prospectus is contained within the Statement of Additional Information (SAI). Investors seeking more in-depth explanations of these Portfolios should request the SAI, which is available at no charge, to review before purchasing shares of any of the Portfolios. The SAI may also be downloaded from our website at www.navellier.com.

Non-deposit investment products are not insured by the FDIC. They are not deposits nor are they obligations of or guaranteed by any bank or bank affiliate. They involve investment risks, including possible loss of the principal amount invested.

NAVELLIER FUNDAMENTAL ‘A’ PORTFOLIO FUND SUMMARY (NFMAX)

INVESTMENT GOAL

The Portfolio seeks long-term capital growth by investing generally in a combination of growth, value and international stocks of companies which have the potential to rise in price.

FEES AND EXPENSES OF THE FUND

This section will help you understand the fees and operating expenses of the Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares.

Shareholder fees  (fees paid directly from your account)

This table describes the fees you may pay if you buy and hold shares of the Portfolio. You pay no initial sales charges to buy or sell shares of the Fundamental ‘A’ Portfolio.

Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	None
Maximum Sales Charge (Load) Imposed on Purchases (as a % of net amount invested)	None
Maximum Deferred Sales Charge (Load) (as % of redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None
Redemption Fee and Exchange Fee (as % of amount redeemed or exchanged, on shares held less than 60 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

This table describes the operating expenses you may pay if you buy and hold shares of the Portfolio. Expenses are deducted from the Portfolio’s income before dividends are paid.

(as a % of average daily net assets)

Management Fees		0.84%
Distribution (and/or service) (12b-1) Fees		0.25%
Other Expenses		3.31%
Administration Fees	0.25%
Other Operating Expenses	3.06%
Total Annual Portfolio Operating Expenses		4.40%(1)
Expense Reimbursement	$311,369
Net Expenses after Reimbursement	$159,445
Total Annual Portfolio Operating Expenses after Reimbursement by investment adviser		1.49%(1)
(1)	Navellier’s voluntary waiver of expense reimbursement of a portion of the Portfolio’s administration and other operating expenses was 2.91% for the year ended December 31, 2009, resulting in Net Total Annual Portfolio Operating Expenses of 1.49%.

The Investment Adviser has also agreed to future partial limits of expense reimbursement in future fiscal years so that the Net Total Annual Portfolio Operating Expenses after waiver of expense reimbursement does not exceed 1.49%. The waiver on reimbursement of expenses by the Investment Adviser is voluntary and may be withdrawn from year to year. If the Investment Adviser does not seek reimbursement within three (3) years of advancing expenses, then reimbursement is forever waived. Navellier could potentially seek reimbursement in 2010 for 2007, 2008 and 2009 in the total amount of $678,936. There is only one class of shares for this portfolio and any recoupment would be borne equally by all investors pro rata based on each investor’s proportionate ownership in the Portfolio. If reimbursement is made, it must be approved by the Board of Trustees of the Fund.

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Example  This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and assumes the Adviser continues to reimburse the Portfolio. This example uses total annual operating expenses for the first year and total operating expenses for 3 years, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	$152
3 years	$1068

5 years	$1995
10 years	$4363

You would pay the following expenses if you did not redeem your shares:

1 year	$152
3 years	$767

5 years	$1408
10 years	$3131

Portfolio Turnover
Before investing in a mutual fund you should review its portfolio turnover rate. This gives an indication of how transaction costs could affect the portfolio’s performance. The more often stocks are traded, the more a portfolio will be charged brokerage commissions, dealer mark-ups, and other transaction costs that lower performance. In addition, sales of stocks may generate capital gains taxes. Short term trading may result in short term capital gains which are taxed as ordinary income to shareholders. Thus a high portfolio turnover rate could increase costs and capital gains taxes, but may be necessary in order to attempt to maximize performance. We do not expect the Portfolio to have a turnover rate of more than 300% each year, and it may be lower. Last year the turnover rate was 257%. We will go higher if we believe it will improve the Portfolio’s performance.

PRINCIPAL INVESTMENT STRATEGY OF THE FUND

The Portfolio is designed to achieve the highest possible returns while minimizing risk. The investment objective of the Portfolio is capital appreciation. The Portfolio will invest primarily in publicly-traded securities including common stocks, preferred stocks, stock warrants and rights and convertible securities. While there is no specified investment strategy other than capital appreciation, generally, the Portfolio’s strategy to achieve capital appreciation will be to construct a portfolio of growth, value and international securities which are deemed by the Investment Advisor to have “grades” in the top 20 percent as measured in our proprietary model. Our selection process focuses on fast-growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. We use an objective, “bottom-up,” quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.

We mainly buy stocks of companies which we believe are poised to rise in price. Our investment process focuses on “growth” variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

Our research team applies a set of fundamental criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

Stocks with the best combination of fundamental criteria are blended into a non-diversified portfolio.

Every quarter we evaluate our tests and re-weight their influence on the computer models as necessary. This allows us to continuously monitor which factors appear to be currently in favor in the financial markets. If a security does not meet the criteria of our fundamental model and there are other available securities that do, we will probably sell the security that does not meet our criteria.

There is no restriction on market capitalization of the equity securities of companies invested in and the Investment Advisor may invest in common and/or preferred stocks, securities convertible into common and/or preferred stocks, and warrants to purchase common and/or preferred stocks or other types of securities, i.e.:

•	cash, or cash equivalents, for temporary defensive purposes or depending on market conditions, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions; and/or

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•	up to 15% of its total assets in equity securities of foreign companies traded on the United States market.

The Portfolio has adopted a policy to provide the Portfolio’s shareholders with at least sixty (60) days’ advance written notice in plain English in the event of any change in investment policy.

The Portfolio is a “non-diversified” portfolio. It may invest up to 10% of its total assets in the securities of a single company and up to 25% of its total assets in any one industry. We often invest a significant portion of the Portfolio’s total assets in selected stocks, so the Portfolio offers greater potential for capital appreciation as well as greater risk of loss.

PRINCIPAL RISKS

As with any mutual fund, there are risks to investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.

Market Risk  Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio’s stocks to decrease in value. The companies in the Portfolio are generally in a rapid growth phase and their stocks tend to fluctuate in value more often than most securities. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds. Investment in international sponsored stocks and ADRs is subject to the risks of changing political, economic, stock market, industry, and company conditions which could cause the Portfolio’s stocks to decrease in value.

Nondiversified Investment Risk  The Portfolio may involve more risk than a diversified portfolio. It can invest in the equity securities of companies with any market capitalization. This is because it is not a diversified portfolio which means the Portfolio can invest up to 25% of its total assets in a single industry, and the price movements of a stock that is a large part of a portfolio’s holdings will have more impact on the overall value of the portfolio. The larger the holding, the greater the impact. In recognition of this risk, the Portfolio may only invest up to 10% of its total assets in one company and up to 25% of its total assets in one industry.

Equity Securities Risk  Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take priority over holders of preferred stock, whose claims take priority over the claims of those who own common stock.

Small and Mid Cap Companies Risk  Small capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in the Portfolio unless you are willing to accept this risk.

PERFORMANCE

The bar chart and performance table below give some indication of the risks or rewards of investing in the Fundamental ‘A’ Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns over time compare with the returns of the Russell 3000 Index. Of course, the Portfolio’s past performance is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by visiting www.navellier.com or by calling 1.800.887.8671.

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Annual Total Return (years ended December 31)

This bar chart shows how the Portfolio’s performance has changed from year to year. Fees are not included in this chart. If they were, the Portfolio’s returns would be less than those shown.

The inception of the Navellier Fundamental ‘A’ Portfolio was May 1, 2005. The performance from May 1, 2005 through December 31, 2005 was 18.65%.

Best and Worst Quarterly Returns  Below is the range of returns experienced by the Portfolio since it began operations on May 1, 2005. Total returns for periods of less than one year are not annualized.

Best Quarter:  up 34.69% (2nd quarter 2009) Worst Quarter: down 31.17% (4th quarter 2008)

Average Annual Total Returns (for the Periods Ended December 31, 2009)

This chart compares the Portfolio’s average annual returns to the Russell 3000 Index for the same time period. This information may help provide an indication of the Portfolio’s risks and potential rewards. All figures assume reinvestment of dividends and distributions.

Navellier Fundamental ‘A’ Portfolio	Return before taxes	Return after taxes on distributions	Return after taxes on distributions and sale of fund shares	Russell 3000 Index(1)
One Year	34.36%	34.36%	22.33%	28.34%
Since Inception (annualized)	-2.06%	-2.17%	-1.68%	1.78%

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The loss (if any) in the “Return after taxes on distributions and sale of fund shares” column above may be less than that shown in the “Return after taxes on distributions only” column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The index’s returns reflect no deduction for fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(1)	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

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PORTFOLIO MANAGEMENT

Investment Adviser:

Navellier & Associates, Inc. (“Navellier”)

Portfolio Managers:

Louis G. Navellier
Since inception
Chief Executive Officer
22 years with Navellier

Shawn Price
Since inception
Principal Portfolio Manager
19 years with Navellier

BUYING AND SELLING FUND SHARES

Minimum Initial Investment:  $2,000
($500 for tax-deferred accounts)

Minimum Additional Investment:  $100

To Place Orders by Mail:

The Navellier Performance Funds
c/o JPMorgan Chase Bank, N.A.
P O Box 5354
Cincinnati, OH 45201-5354

The Place Orders, Overnight:

The Navellier Performance Funds
c/o JPMorgan Chase Bank, N.A.
303 Broadway, Suite 900
Cincinnati, OH 45202

TRANSACTION POLICIES

You can buy shares of the Portfolio by mail or through a financial intermediary. The Portfolio’s share price is calculated only on days when the New York Stock Exchange is open for regular trading.

TAX INFORMATION

The Portfolio’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND DETAILS

WHO SHOULD INVEST IN OUR PORTFOLIOS?

The Navellier Performance Funds uses an aggressive investment style suitable for investors willing to accept more risk and tolerate more price fluctuations while seeking higher than average returns. The Fund’s Portfolio(s) (there is currently one portfolio) are for investors who can keep their money invested for longer periods, preferably at least five years, without needing to rely on this money for other purposes. The Navellier Performance Funds Portfolios are not suitable for investors seeking current income.

ONE INVESTMENT GOAL FOR ALL OUR PORTFOLIOS

All Navellier Performance Funds Portfolios have the same investment goal: to achieve long-term capital growth — in other words, to increase the value of your investment over time. The investment goal of any Portfolio can only be changed with shareholder approval.

WHAT KIND OF FUND ARE WE?

The Navellier Performance Funds Portfolios are “no-load.” This means there is no initial sales charge for buying or selling shares.

KEY DEFINITIONS

“We”, “Us” and “Our” -- mean the Navellier Performance Funds.

“You” and “Your” -- mean the prospective investor.

“Fund” -- means the current Navellier Fundamental ‘A’ Portfolio and any portfolios created in the future for the Navellier Performance Funds.

“Portfolio” -- refers to each individual Navellier Performance Funds Portfolio, which combined, make up the “Fund.”

“Market capitalization” -- means the number of shares available for trading multiplied by the price per share.

LIMITED FEDERAL GUARANTEES
An investment in any Portfolio is not a bank deposit and has no FDIC protection. Please be aware that the Fund’s investments in equity securities and money market securities have no FDIC protection.

SHAREHOLDER AND ACCOUNT INQUIRIES: 1-800-622-1386

CUSTOMER ASSISTANCE PHONE NUMBER: 1-800-887-8671

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ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

NON PRINCIPAL RISKS

Political Risk  The risk that a change in foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

Currency Risk  The risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

Limited Information Risk  The risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

Emerging Market Country Risk  The risk associated with investment in foreign securities is heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Settlement and Clearance Risk  The risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

Pricing  At times market conditions might make it hard to value some investments. If a Portfolio has valued securities it holds too high, you may end up paying too much for the Portfolio’s shares when you buy into a Portfolio. If a Portfolio underestimates the price of its securities, you may not receive the full market value for your Portfolio shares when you sell. To the extent a Portfolio relies on a pricing service to value some or all of its securities, it is possible that the pricing information provided by the service will not reflect the actual price the Portfolio would receive upon a sale of the security.

Liquidity Risk  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

EXPENSES PAID TO THE DISTRIBUTOR
The Portfolio is allowed to pay fees to the Distributor and others for promoting, selling, and distributing its shares. These are commonly called “12b-1 fees.” Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as a sales commission at the time of purchase (“front end load”) or sale (“back end load”). Payments are made monthly and can total up to 0.25% of the Portfolio’s average daily net assets per year.

NAVELLIER FUNDAMENTAL ‘A’ PORTFOLIO -

PORTFOLIO HOLDINGS

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Fund’s SAI.

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MANAGEMENT: Who Is Responsible For The Portfolios

INVESTMENT ADVISER

Navellier & Associates, Inc. (“Navellier”) is the Investment Adviser to the Fund’s only current portfolio. Navellier is located at One East Liberty, Third Floor, Reno, Nevada, 89501.

Navellier approaches the investment process as a team. Through the efforts of our research and portfolio management staff we are able to effectively implement Navellier’s unique investment philosophy. Leading this team of investment professionals is Louis Navellier. Each of our Portfolios is or will be managed by an investment team led by one of our Portfolio Managers. The Portfolio Manager makes the day-to-day decisions regarding buying and selling specific securities for the Portfolio.

PORTFOLIO MANAGERS

Louis G. Navellier has been the CEO and Chief Investment Officer of Navellier & Associates, Inc. since 1988. He has an aggressive investment style suitable only for investors willing to accept a little more risk and who can hold stocks long-term. Mr. Navellier developed a computer model based on an existing proven model, which identifies attractive stocks to meet the goals of the Portfolio. He has been advising investors and Portfolio Managers based on his investment technique since 1987. Mr. Navellier has the final decision making authority on stock purchases and sales and is ultimately responsible for all decisions regarding the Portfolios.

Mr. Navellier is the Portfolio Manager responsible for the management of the Navellier Fundamental ‘A’ Portfolio.

Shawn Price is the Portfolio Manager along with Louis Navellier for the Fundamental ‘A’ portfolio. Mr. Price joined Navellier in 1991 as a quantitative research analyst.

Additional information about the portfolio managers’ compensation, their accounts managed and their holdings of securities in the Fund is available in the SAI.

Investment Adviser’s Fee  Navellier & Associates, Inc. receives a 0.84% annual fee for managing each of the Fund portfolios payable monthly, based upon each Portfolio’s average daily net assets. We also receive a 0.25% annual fee for providing administrative services.

Navellier & Associates, Inc., which also employed the same investment advisory personnel that provided investment advisory services on behalf of Navellier Management, Inc., assumed the position of investment advisor to the Fund and each of its Portfolios pursuant to investment advisory agreements with each of the portfolios with no change in personnel or investment strategy as of January 1, 2005.

A discussion regarding the basis for the Board of Trustees approving the investment advisory fee agreement is available in the Fund’s current Statement of Additional Information in the “Trustees and Officers” section and is available in the annual report for the fiscal year ended December 31, 2009.

Legal Proceedings  There are no material legal proceedings involving the Fund or involving Navellier & Associates, Inc. which would have a material adverse effect on their ability to perform their duties for the Fund.

Capital Stock  There are no unique restrictions in holding or selling shares of the Fund that might expose investors to significant risk.

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DISTRIBUTOR

BHIL Distributors, Inc. is the Distributor for the Portfolios and is responsible for the sale and distribution of shares to individual shareholders and broker-dealers. BHIL Distributors, Inc. replaced IFS Fund Distributors, Inc. as the Distributor for the Portfolios on December 1, 2009.

Transfer Agent

JPMorgan Chase Bank, N.A.
P O Box 5354
Cincinnati, OH 45201

Custodian

JPMorgan Chase Bank, N.A.
303 Broadway, Suite 900
Cincinnati, OH 45202

Legal Counsel

Samuel Kornhauser
Law Offices of Samuel Kornhauser
155 Jackson Street, Suite 1807
San Francisco, California 94111

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

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ACCOUNT POLICIES

Here are some important details to know before investing in a Navellier Performance Funds Portfolio:

HOW WE PRICE SHARES

Shares are priced at net asset value (NAV). The net asset value is calculated by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the number of outstanding shares.

WHEN SHARES ARE PRICED

NAV calculations are made once each day, after the close of trading (4:00 p.m. Eastern Time). Shares are not priced on any national holidays or other days when the New York Stock Exchange (NYSE) is closed.

IMPORTANT INFORMATION ABOUT FOREIGN STOCK TRADES

Foreign stock trades may occur on days when the NYSE is closed. As a result, share values may change when you are unable to buy or sell shares.

NOTIFICATION OF CHANGES

You will be notified of any significant changes to the Portfolios in writing at least 90 days before the changes take effect.

WHEN STATEMENTS ARE SENT

We will send you an account statement at least quarterly.

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HOW TO BUY, SELL, AND EXCHANGE SHARES

Here are some general rules to consider:

THREE WAYS TO PLACE ORDERS

You may place an order with:

•	the Distributor, BHIL Distributors, Inc.;
•	the Transfer Agent, JPMorgan Chase Bank, N.A.; or
•	securities dealers having a sales agreement with the Fund’s distributor, BHIL Distributors, Inc.

PURCHASE MINIMUMS

You may buy a Navellier Performance Funds Portfolio for:

•	an initial amount of at least $2,000 per Portfolio (at least $500 per Portfolio for an IRA or other tax qualified retirement plan); and,
•	additional investments of at least $100 per Portfolio.

Please note:  Shares of the Portfolio may be purchased, in amounts less than the minimum purchase amount, by persons participating in an authorized third-party’s wrap program. Such persons should request instructions on how to invest or redeem from the wrap program’s sponsor.

MINIMUM ACCOUNT BALANCES

Accounts of less than $2,000 per Portfolio ($500 per Portfolio for IRAs) are expensive to maintain. Therefore, if you sell an amount of shares that brings your account balance below the minimum, we may ask you to add to the account to raise it above the minimum. If, 30 days later, the balance is still below the minimum, we have the right to sell the shares and close the account without your consent. (We will not close accounts if the balance falls because of market price fluctuations.)

PRICING

The Portfolio’s share price changes daily, so the price of shares you wish to purchase or redeem will be determined the next time the Portfolio’s share price is calculated after the transfer agent or authorized agent (such as a broker) receives your request in good order, i.e. with proper authorization and information.

•	A Portfolio’s share price, or Net Asset Value (NAV), is calculated by dividing the value of all securities and other assets owned by the Portfolio, less the liabilities charged to the Portfolio by the number of Portfolio shares outstanding.
•	The Portfolio’s share price is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (4:00 p.m. Eastern Time) every day the NYSE is open.
•	The Fund’s share prices will not be calculated on holidays the NYSE observes. NYSE holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving and Christmas.
•	A Portfolio’s investments are primarily valued using market quotations. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Advisor. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value.
•	If market quotations are not readily available for the Portfolio’s investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments will be valued at fair value by the Advisor subject to the supervision of the Board of Trustees pursuant to policies and procedures adopted by the Board of Trustees. With respect to foreign securities, events may occur which can affect fair value after markets close.

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•	Despite best efforts, there is an inherent risk that the fair value of an investment may be higher or lower than the value the Portfolio would have received if it had sold the investment.
•	A Portfolio may hold portfolio securities, such as those traded on foreign exchanges, that trade on weekends or other days when the Portfolio’s shares are not priced. Therefore, the value of a Portfolio’s shares may change on days when shareholders will not be able to purchase or redeem shares.

DIVIDENDS

You will be credited with dividends for shares on the day you purchase them, but you will not be credited with dividends for shares on the day you sell them.

WHEN YOU RECEIVE YOUR MONEY

Normally, we will mail your check within seven days of the redemption. (This generally applies in cases of very large redemptions, excessive trading or during unusual market conditions.) If you sell all your shares, you will receive an amount equal to the total value of the shares plus all declared but unpaid dividends. If you purchase Fund shares by check and then submit a redemption request by mail or telephone, the redemption order may not be accepted until your check has cleared, which may take up to 15 days. To eliminate this delay, you may purchase shares of the Fund by wire.

RESTRICTIONS ON PHONE ORDERS

The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or any losses, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. You automatically receive telephone redemption and exchange privileges when you invest in the Fund. You should notify the Fund in writing if you do not want telephone redemption and exchange privileges. Telephone redemption is not available for shares held in IRAs. Furthermore, you must wait 30 days after notifying JPMorgan Chase Bank, N.A. of a change in your address or banking instructions before selling your shares by telephone. A Portfolio may change, modify, or terminate its telephone redemption services at any time upon 30 days’ notice. If you or your financial institution transact business with the Fund over the telephone, you will generally bear the risk of any loss.

CHANGING THE TERMS

We can change any of the methods of buying or selling after giving you 30 days’ written notice.

BUYING SHARES

BY MAIL

Fill out an application  Complete an application naming the Portfolio in which you are investing and how much money is to be invested.

Write a check  Make the check payable to “The Navellier Performance Funds.”

Send the check and application  Mail the check and application to:

The Navellier Performance Funds
c/o JPMorgan Chase Bank, N.A.,
P. O. Box 5354,
Cincinnati, OH 45201-5354

Once your check and properly completed application are received, your shares will be bought at the next determined NAV. For example, if we receive your check after 4:00 p.m. Eastern time, the purchase will be made based on the shares’ NAV of the next trading day. If additional information is required, your application will be considered incomplete until we have received it.

Please note:  We do not accept cash, money orders, travelers’ checks, foreign checks, credit card convenience checks, certain third party checks or checks deemed to be high-risk. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict

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further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined as of 4:00 p.m. Eastern time on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

BY WIRE

Please contact the Transfer Agent at 1-800-622-1386 for instructions.

BY AUTOMATIC PLAN

Make monthly purchases  You may make automatic monthly purchases of Portfolio shares directly from your bank account. Simply complete the Automatic Investment Program section of the application authorizing your bank to transfer money from your checking account to JPMorgan Chase Bank, N.A. This is a free service, and you may discontinue it at any time.

Please note:  The Fund reserves the right to reject any purchase order.

SELLING SHARES

You may request that the Portfolio redeem all or a part of your shares. The price of the shares you redeem will be determined the next time the Portfolio’s share price is calculated after the Transfer Agent or authorized agent (such as a broker) receives your request in good order, i.e. with proper authorization and information.

REDEMPTION FEE

•	The Portfolio will deduct a fee of 2.00% from redemption proceeds on Portfolio shares held less than 60 days.
•	Exchanges on shares held less than 60 days will trigger the redemption fee.
•	The redemption fee is paid directly to the Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Portfolio asset levels and cash flow caused by short term shareholder trading.
•	If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies.
•	The redemption fee does not apply to shares acquired through reinvestment of dividends and/or capital gains.
•	The redemption fee does not apply to shares redeemed through the use of our automatic withdrawal plan.
•	The redemption fee does not apply in the event of any involuntary redemption and/or exchange transactions if two or less exchanges per quarter.
•	The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans.)
•	The redemption fee may be waived by the Fund’s officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Fund’s officers will be disclosed to the Fund’s Board of Trustees at its next regularly scheduled quarterly meeting.

The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Funds, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Fund’s transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Funds. These system differences are not intended or expected to facilitate market timing or frequent trading.

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BY MAIL

Send the following information  You may redeem shares of a Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund’s account records.

The mailing address is:

The Navellier Performance Funds
c/o JPMorgan Chase Bank, N.A.,
P. O. Box 5354,
Cincinnati, Ohio 45201-5354

BY PHONE

Make a phone call  Call JPMorgan Chase Bank, N.A. at 1-800-622-1386 or an authorized agent by 4:00 p.m. Eastern Time to have your shares sold on that business day. If you place your order in proper form with an authorized agent by 4:00 p.m. Eastern Time, your shares will be priced at that business day’s net asset value.

Have your information ready  Provide the proper personal identification information requested of you. We reserve the right to refuse the order if we cannot reasonably confirm the authenticity of the instructions.

If the shares to be redeemed have a value of $50,000 or more, your signature must have an original Medallion Signature Guarantee by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. In addition, an original Medallion Signature Guarantee is required in the following circumstances:

•	Proceeds to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)
•	Proceeds are being sent to an address other than the address of record;
•	Proceeds or shares are being sent/transferred from a joint account to an individual’s account
•	Proceeds to be paid via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request
•	Proceeds or shares are being sent/transferred between accounts with different account registrations.

Medallion Signature Guarantees may be provided by any bank, broker-dealer, national securities exchange, credit union, or savings association that is authorized to guarantee signatures and which is acceptable to the Transfer Agent. Whenever a Medallion Signature Guarantee is required, each person required to sign for the account must have his/her signature guaranteed. Notary stamps are not acceptable.

BY AUTOMATIC PLAN

Make regular withdrawals  If you have a total of $25,000 or more invested in Navellier Performance Funds Portfolios, you may instruct us to make monthly, quarterly, or annual payments of any amount above $1,000 to anyone you name. Shares will be sold on the last business day of each month. Contact us to arrange this service.

BUYING OR SELLING THROUGH SELECTED BROKER-DEALERS

The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

Certain broker-dealers may impose transaction charges or fees for services. However, shares of the Fund purchased directly from the Fund will be free of any such transaction charges or service fees.

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HOW DEALERS ARE COMPENSATED

Dealers are paid for selling shares of the Navellier Performance Funds. Brokers will be paid a service fee depending on the average net assets in the Portfolio in which they purchase shares. These fees are paid from the 12b-1 fee deducted from each Portfolio. In addition to covering the cost of commissions and service fees, the 12b-1 fee is used to pay for other expenses such as sales literature, prospectus printing and distribution and compensation to the distributor and its wholesalers. For more information on the 12b-1 fees for each Portfolio, see the “Fees and Expenses of the Portfolio” section for each Portfolio. Certain broker-dealers may also impose transaction charges or fees for services. However, shares of the Fund purchased directly from the Fund will be free of any such transaction charges or service fees.

RULE 12b-1 PLAN

The Fund has adopted a plan under Rule 12b-1 that provides for fees payable as an expense and are used to pay for distribution and other services provided to shareholders. Seventy-five percent (75%) of the 12b-1 fee shall be paid for distribution activities (such as the cost of sending prospectuses to potential investors or advertizing the Fund) and twenty-five percent (25%) for shareholder services (such as answering shareholder questions). Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges permitted by the Financial Industry Regulatory Authority (“FINRA”). Investors may also be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. The 12b-1 fees charged may exceed the actual costs of distribution and/or service.

EXCESSIVE TRADING

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund does not approve of excessive trading/market-timing. Excessive purchases or redemptions of fund shares may disrupt portfolio management and may drive fund expenses higher. The Fund will not accept future investments from you if you engage in excessive trading. In determining excessive trading, we consider frequent purchases and redemptions to be excessive trading.

POLICIES TO PREVENT MARKET TIMING

The Fund is not designed for and does not accommodate market timing or market timing organizations or other entities using programmed or frequent exchanges. Short-term trading or “market timing” involves frequent purchases and redemptions of fund shares and may present risks for long-term shareholders of the fund including among other things, dilution in the value of fund shares held by long-term shareholders, interference in the efficient management of the fund’s portfolio, increased brokerage and administrative costs and forcing the fund to hold excess levels of cash. One form of market timing is called “time zone arbitrage.” This occurs when shareholders of portfolios that primarily invest in securities that are listed on foreign exchanges take advantage of time zone differences between the close of foreign markets on which the portfolios’ securities trade and the close of the U.S. markets, which is when the portfolio’s share prices are calculated. Arbitrage opportunities may also occur in portfolios that do not invest in foreign securities. For example, if trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio’s share price is calculated, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, a portfolio that holds thinly-traded securities, such as certain micro-or small-capitalization securities, may be exposed to varying levels of pricing arbitrage.

The Navellier Performance Funds Fundamental A Portfolio is intended as a long-term investment. Therefore, the Fund’s Board of Trustees has adopted policies and procedures which are set forth herein and in its compliance policies and procedures and administered through the Transfer Agent and the Fund’s staff and reviewed periodically by the Chief Compliance Officer and Board of Trustees for compliance and which are designed to prohibit short-term trading and other market timing activities. Steps the Funds have taken include: periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading portfolios inappropriately, imposing a 2.00% redemption fee on shares held less than 60 days and providing the Fund discretion to reject an exchange, at any time, for any reason.

The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans.

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The redemption fee may be waived by the Fund’s officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Fund’s officers will be disclosed to the Fund’s Board of Trustees at its next regularly scheduled quarterly meeting.

A Portfolio cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Portfolio through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Funds, which do not allow access to individual shareholders’ account information. With respect to trades that occur through omnibus accounts at intermediaries, the Fund has requested assurance that intermediaries have policies to prevent market timing. The Fund, through its agreement with its underwriter, has policies and procedures which require disclosure by brokers holding omnibus accounts to disclose market timing activities.

The Fund reserves the right to reject any specific purchase order, including an order made by a market timer. Any redemption that is made as a result of this activity will be subject to any and all redemption fees.

Please note:  The Fund reserves the right to delay sending redemption proceeds for up to seven days.

HOUSEHOLDING POLICY

The Fund will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding,” reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Navellier at 1.800.622.1386 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

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UNDERSTANDING EARNINGS

A Portfolio may pay you dividends or distributions. Here are some specifics about these earnings:

THREE KINDS OF DIVIDENDS

Dividends paid to you could be:

•	return of capital (a repayment of the money you invested);
•	dividends or interest earned by shares of the securities in a Portfolio;
•	capital gains earned by selling shares of stocks at a profit.

WHEN DIVIDENDS AND DISTRIBUTIONS ARE PAID

The Portfolio will distribute all of its net investment income and net realized capital gains (if any) once a year, usually in December.

YOUR CHOICE: SHARES OR CASH

You may choose to receive dividends or distributions in one of two ways:

•	We will automatically reinvest your dividends and distributions in additional shares of the Portfolio, priced at the net asset value, unless you ask to be paid in cash. We have the right to alter this policy as long as we notify you at least 90 days before the record date for a dividend or distribution; or
•	To be paid in cash, you must notify us in writing. Cash payments will be made by check and mailed to the address of record, unless you instruct us otherwise in writing.

WHO RECEIVES A DIVIDEND

You are entitled to a dividend or distribution if you buy shares before the close of business (4 p.m. Eastern Time) on the record date (the day the dividend or distribution is declared). Each Portfolio has the right to use this money until the date of payment to you.

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UNDERSTANDING TAXES

Distributions received in cash or additional shares of a portfolio may be subject to federal and or state income tax. The following are general rules concerning the tax consequences of investing in the Navellier Performance Funds Portfolio. Be sure to consult your tax adviser about the specific tax implications of your investments.

TAX CONSEQUENCES OF DIVIDENDS

Your dividends are taxable in the following ways:

•	A return of capital is not taxable to you.
•	Dividends and interest earned by a portfolio are taxable to you as ordinary income.
•	Capital gains distributions are taxable as long-term capital gains, regardless of how long you have held the shares.

WHEN DIVIDENDS ARE TAXABLE

Dividends are taxable in the year they are declared. You could, therefore, receive a dividend payment in January that is taxable in the previous year because it was declared in the previous year.

TAX EXCEPTIONS

Dividends will not be taxable in the year they are paid if a portfolio is being held in a tax-advantaged account, such as an IRA.

GAINS AND LOSSES

If you sell or exchange shares, you will usually realize either a gain or a loss (based on the difference between what you paid for the shares and the price at which you sold or exchanged them). These gains and losses may be subject to federal income tax, are usually treated as capital gains, and will be either long-term or short-term depending on how long you held the shares.

Exchange of Fund shares  In the event that additional portfolios are added in the future, an exchange of one portfolio’s shares for the shares of another portfolio will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal and/or state income tax.

REPORTING

You must report all dividends and redemptions. A fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certification, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.

STATE AND LOCAL TAXES

Dividends may be subject to state and local taxes.

FOREIGN TAX DEDUCTION

If the Portfolio pays foreign withholding or other taxes, it may make an election that may entitle you to take these as either a deduction or credit on your taxes. If more than 50% of a Portfolio’s total assets in a fiscal year are foreign securities, that Portfolio may make that election.

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Be careful: timing can make a difference
Capital gains and dividends reduce the net asset value (NAV) of each Portfolio share. Before buying shares, be aware when dividends, including capital gains distributions, are expected to be paid. If they are paid shortly after you purchase shares, the value of your shares will be reduced and the dividend or distribution will be taxable to you, even though the account will have the same value before and after the distribution.

“UNDELIVERABLE” OR “UNCASHED” DIVIDEND CHECKS

If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) remains uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Portfolio at the per share Net Asset Value determined as of the date of payment. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and then reinvested in the Portfolio at the per share Net Asset Value determined as of the date of cancellation.

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FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Portfolio’s financial performance to date. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP, whose report, along with the Portfolio’s financial statements, are included in the SAI or annual report, available upon request.

	Fundamental ‘A’ Portfolio
	For the Years Ended December 31,				For the Period Ended December 31, 2005*
	2009	2008	2007	2006
PER SHARE OPERATING PERFORMANCE:
Net Asset Value — Beginning of Period	$6.52	$14.93	$12.70	$11.85	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)	(0.06)	(0.12)	0.01	(0.07)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.29	(8.29)	2.72	0.88	1.83
Total from Investment Operations	2.23	(8.41)	2.73	0.81	1.84
Distributions to Shareholders:
From Net Investment Income	—	0.00A	(0.01)	—	(0.01)
From Capital Gains	—	(0.01)	(0.50)	—	—
Total Distributions to Shareholders	—	(0.01)	(0.51)	—	(0.01)
Paid-in Capital from Redemption Fees	0.01	0.01	0.01	0.04	0.02
Net Increase (Decrease) in Net Asset Value	2.24	(8.41)	2.23	0.85	1.85
Net Asset Value – End of Period	$8.76	$6.52	$14.93	$12.70	$11.85
TOTAL INVESTMENT RETURN	34.36%	(56.29)%	21.55%	7.17%	18.65%B
RATIOS TO AVERAGE NET ASSETS: (NOTE 2)
Expenses After ReimbursementD	1.49%	1.49%	1.49%	1.49%	1.48%C
Expenses Before Reimbursement	4.40%	2.60%	2.45%	2.53%	17.66%C
Net Investment Income (Loss) After Reimbursement	(0.79)%	(0.82)%	0.11%	(0.50)%	0.42%C
Net Investment Loss Before Reimbursement	(3.70)%	(1.93)%	(0.85)%	(1.54)%	(15.76)%C
SUPPLEMENTARY DATA:
Portfolio Turnover Rate	257%	254%	323%	297%	219%C
Net Assets at End of Period (in thousands)	$13,126	$7,083	$23,777	$18,311	$2,276
Number of Shares Outstanding at End of Period (in thousands)	1,499	1,086	1,593	1,442	192
A	Less than $0.01.
B	Total returns for periods of less than one year are not annualized.
C	Annualized.
D	Navellier’s voluntary waiver and reimbursement of a portion of the Portfolio’s administration and other operating expenses was 2.91% for the year ended December 31, 2009, resulting in Net Total Annual Portfolio Operating Expenses of 1.49%. Due to the decline in assets and the sharp decline in market values during the last quarter of 2008 the total operating expenses for the month of December 2008 were 8.31%.

There were $182,504 in waived reimbursements for 2007 for which the Adviser could seek reimbursement through 2010; there were $169,370 in waived reimbursements for 2008 for which the Adviser could seek reimbursement through 2011; and for the year ended December 31, 2009, there were $311,369 in waived reimbursements for which the Adviser could seek reimbursement through 2012.

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THE NAVELLIER PRIVACY POLICY

When you invest in the Navellier Performance Funds, you share your nonpublic personal and financial information with us. Needless to say, we take your privacy very seriously. As a registered investment company advisor we provide products and services that involve compiling personal and sensitive information about you. We believe that you should know that we collect only the information necessary to provide our customers with those services. We only share this information with select business partners associated with the delivery of these products and services. We are committed to protecting your privacy and do not sell this information to any third party. If you have any questions about our privacy policy please call (800) 887-8671, and we will be happy to assist you.

OUR POLICY IS TO LIMIT HOW AND WITH WHOM WE WILL SHARE INFORMATION

We do not share information about you, or our former clients, with our affiliates or service providers or other third parties except on the limited basis permitted by law. We may share information with our Transfer Agent or Custodian in order to administer your accounts, including such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. It is necessary for us to have your personal information so that we know how to contact you in order to answer questions, or respond to requests for information from us.

WE DO NOT SELL LISTS OF OUR CLIENTS

We do not sell lists of our clients, nor do we disclose client information to marketing companies. We do not share information with other companies. The exception being those companies hired to provide specific services for us.

WE COLLECT ONLY THE INFORMATION NECESSARY TO DELIVER OUR PRODUCTS AND SERVICES

We may collect nonpublic personal information about you that generally falls into one of the following categories:

•	Information, such as your address, Social Security number, date of birth, phone number, income, investable assets, and investment profile, that you may provide on account applications or during your business relationship with us.
•	Account information, such as your investment choices, account balances and transaction history.
•	Information relating to your use of our Website, such as your User Name, Password, email address, zip code, failed attempts to log in, the last time you logged in, and portfolio information you may have provided on our Stockgrader page.

HOW WE USE THE INFORMATION WE COLLECT

We use the information we collect primarily to maintain your accounts and process your transactions and requests. When required by law, we may need to disclose personal information where such action is deemed necessary to comply with a current judicial proceeding, court order or legal process served on the firm.

PROCEDURES TO PROTECT CONFIDENTIALITY AND SECURITY OF CLIENT

While no company can guarantee the security of your information, we take steps to protect information from unauthorized access, including reasonable administrative, physical, and technical safeguards designed to protect information about you. We also apply special measures for authentication of information you request or submit to us on our website, www.navellier.com. Internally, we limit access to nonpublic personal and financial information about you to those Navellier personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information. Additionally, we conduct periodic reviews of our computer systems, including security features.

HOW YOU MAY OBTAIN PROXY VOTING INFORMATION

Information on Navellier’s Proxy Voting Policies & Procedures may be obtained by visiting our website at WWW.NAVELLIER.COM, or by contacting our office at 1-800-887-8671.

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A SPECIAL NOTE TO NEWSLETTER SUBSCRIBERS

Although Navellier writes the commentary for Louis Navellier’s Emerging Growth (formerly MPT Review), the Blue Chip Growth, Quantum Growth, and the Global Growth newsletters, these letters are published and owned by InvestorPlace Media, LLC (“IPM”). Neither the Navellier Performance Funds, nor Navellier & Associates Inc. have any control over information you may provide to IPM. If you would like any information that you provided to IPM to remain private, please contact IPM directly at (800) 539-8216.

HOW YOU CAN CORRECT AND UPDATE PERSONAL INFORMATION

If you need to update or correct any personal information, you may contact us at (800) 887-8671.

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Need To Know More? NAVELLIER PERFORMANCE FUNDS	Additional information is available free of charge in the Statement of Additional Information (SAI). The Fund’s Annual/Semi-Annual Reports provide information about the Fund’s investments. In our Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the past fiscal year. The SAI is incorporated by reference (legally considered part of this document). Documents will be sent within 3 business days of receipt of request.	Information about the Fund (including the SAI and exhibits) can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund including information about the codes of ethics are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

The Navellier Performance Funds One East Liberty, Third Floor Reno, Nevada 89501 800-887-8671
www.navellier.com	SEC File Number-811-9142

PART B

THE NAVELLIER PERFORMANCE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2010

     This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the Prospectus of The Navellier Performance Funds (the “Fund”), dated May 1, 2010, copies of which Prospectuses and Statement of Additional Information may be obtained, without charge, by contacting the Fund, at its mailing address c/o Navellier & Associates, Inc., One East Liberty, Third Floor, Reno, Nevada 89501; Tel: 1-800-887-8671.

GENERAL INFORMATION AND HISTORY	2
INVESTMENT OBJECTIVES AND POLICIES	2
TRUSTEES AND OFFICERS OF THE FUND	12
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	14
THE INVESTMENT ADVISER, DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT	15
BROKERAGE ALLOCATION AND OTHER PRACTICES	18
CAPITAL STOCK AND OTHER SECURITIES	20
PURCHASE, REDEMPTION, AND PRICING OF SHARES	20
TAXES	26
UNDERWRITERS	27
CALCULATION OF PERFORMANCE DATA
FINANCIAL STATEMENTS
APPENDIX

GENERAL INFORMATION AND HISTORY

     The Fund is a business trust company organized under the laws of the State of Delaware on October 17, 1995.

INVESTMENT OBJECTIVES AND POLICIES

PRINCIPAL INVESTMENT OBJECTIVE OF THE NAVELLIER FUNDAMENTAL ‘A’ PORTFOLIO

     THE INVESTMENT OBJECTIVE OF THE NAVELLIER FUNDAMENTAL ‘A’ PORTFOLIO IS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL PRIMARILY THROUGH INVESTMENTS IN STOCKS OF COMPANIES WITH APPRECIATION POTENTIAL THROUGH A COMBINATION OF GROWTH, VALUE AND INTERNATIONAL STOCKS.

     The investment objective of the Portfolio is capital appreciation. The Portfolio will invest primarily in publicly-traded securities including common stocks, preferred stocks, stock warrants and rights and convertible securities. While there is no specified investment strategy other than capital appreciation, generally, the Portfolio’s strategy to achieve capital appreciation will be to construct a portfolio of growth, value and international securities which are deemed by the Investment Advisor to have “grades” in the top 20 percent as measured in our proprietary model.

     The Navellier Fundamental ‘A’ Portfolio is an open end investment company. It is a non-diversified Portfolio, which means it may invest a larger than normal percentage of its total assets in the equity (including convertible debt) securities of any one company or companies which the Investment Adviser believes represents an opportunity for significant capital appreciation. The Investment Adviser will not invest more than 10% of the Portfolio’s assets in the securities of any single company or 25% or more of the Portfolio’s assets in securities issued by companies in any one industry. Since the Investment Adviser can invest more of the Portfolio’s assets in the stock of a single company, this Portfolio should be considered to offer greater potential for capital appreciation as well as greater risk of loss due to the potential increased investment of assets in a single company. This Portfolio, because of its non-diversification, also poses a greater potential for volatility. This Portfolio should not be considered suitable for investors seeking current income. This Portfolio may invest its assets in the securities of a broad range of companies without restriction on their capitalization. The Investment Adviser may liquidate a substantial portion or all its equities during adverse market conditions or for defensive purposes and being fully or substantially invested in equities is not a fundamental policy of the Portfolio. Securities of issuers include, but are not limited to, common and preferred stock, and convertible preferred stocks that are convertible into common stock. While this Portfolio intends to operate as a non-diversified open end management investment company for the purposes of the 1940 Act, it also intends to qualify as a regulated investment company under the Internal Revenue Code (“Code”). As a non-diversified investment company under the 1940 Act, the Fund may invest more than 5% and up to 25% of its assets in the securities of any one issuer at the time of purchase. However, for purposes of the Internal Revenue Code, as of the last day of any fiscal quarter, this Portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, the Portfolio may not have more than 5% of its total assets invested in any one issuer, nor may it own more than 10% of the outstanding voting securities of any one issuer. These limitations do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or the securities of investment companies that qualify as regulated investment companies under the Code.

     Investors in the Fundamental ‘A’ Portfolio pay no initial sales charge (load) but do pay an annual 0.25% fee (“12b-1 fee”) which over a period of years could result in higher overall expenses than payment of an initial sales load.

It is anticipated that, for each of the Portfolios, all of their investments in corporate debt securities (other than commercial paper) and preferred stocks will be represented by debt securities and preferred stocks which have, at the time of purchase, a rating within the four highest grades as determined by Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa) or by Standard & Poor’s Corporation (AAA, AA, A, BBB; securities which are rated BBB/Baa have speculative characteristics). Although investment-quality securities are subject to market fluctuations, the risk of loss of income and principal is generally expected to be less than with lower quality securities. In the event the rating of a debt security or preferred stock in which the Portfolio has invested drops below investment grade, the Portfolio will promptly dispose of such investment. When interest rates go up, the market value of debt securities generally goes down and long-term debt securities tend to be more volatile than short term debt securities.

     In determining the types of companies which will be suitable for investment by each Portfolio, the Investment Adviser will screen over 9,000 stocks and will take into account various factors and base its stock selection on its own model portfolio theory concepts. Each Portfolio invests primarily in what the Investment Adviser believes are undervalued common stocks believed to have long-term appreciation potential. Stocks are selected on the basis of an evaluation of factors such as earnings growth, expanding profit margins, market dominance and/or factors that create the potential for market dominance, sales growth, and other factors that indicate a company’s potential for growth or increased value. There are no limitations on the Fundamental ‘A’ Portfolio as to the type, operating history, or dividend paying record of companies or industries in which this Portfolio may invest; the principal criteria for investment is that the securities provide opportunities for capital growth. These Portfolios will invest up to 100% of their capital in equity securities selected for their growth or value potential. The Investment Adviser will typically (but not always) purchase common stocks of issuers which have records of profitability and strong earnings momentum. When selecting such stocks for investment by the Portfolios, the issuers may be lesser known companies moving from a lower to a higher market share position within their industry groups rather than the largest and best known companies in such groups. The Investment Adviser, when investing for the Fundamental ‘A’ Portfolio may also purchase common stocks of well known, highly researched, large companies if the Investment Adviser believes such common stocks offer opportunity for long-term capital appreciation.
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NON PRINCIPAL INVESTMENT STRATEGIES

     While under normal circumstances each of the Portfolios will invest at least 80% of its total assets in equity securities, each of the Portfolios may, for temporary defensive purposes or to maintain cash or cash equivalents to meet anticipated redemptions, also invest in debt securities and money market funds if, in the opinion of the Investment Adviser, such investment will further the cash needs or temporary defensive needs of the Portfolio. In addition, when the Investment Adviser feels that market or other conditions warrant it, for temporary defensive purposes, each Portfolio may retain cash or invest all or any portion of its assets in cash equivalents, including money market mutual funds. Under normal conditions, a Portfolio’s holdings in non-equity securities should not exceed 20% of the total assets of the Portfolio. If a Portfolio’s assets, or a portion thereof, are retained in cash or money market funds or money market mutual funds, such holdings will, in all probability, be deposited in interest-bearing or money market accounts or money market mutual funds such as the JPMorgan 100% US Treasury Securities Money Market, an unaffiliated money market mutual fund. Cash deposits by the Fund in interest bearing instruments maintained by JPMorgan Chase Bank N.A. (“Custodian”) will only be deposited with the Custodian if its interest rates, terms, and security are equal to or better than could be received by depositing such cash with another savings institution. Money market mutual fund investments have no FDIC protection. Deposits in JPMorgan Chase Bank N.A. interest bearing, non money market mutual fund deposit accounts have only $100,000 protection. Money market mutual fund investment products are not insured by the FDIC. They are not deposits. Nor are they any other obligation of, or guaranteed by, any bank or bank affiliate and involve investment risks, including possible loss of the principal amount invested.

     None of the Portfolios or the Fund is an underwriter for the securities of other issuers.

LIQUIDITY AND ALLOCATION PROCEDURES

     The Fundamental ‘A’ Portfolio is a portfolio which went effective May 1, 2005. The Investment Adviser was organized on September 15, 1988. Although the Investment Adviser sub-contracts a substantial portion of its responsibilities for administrative services of the Fund’s operations to various agents, including the Transfer Agent and the Custodian, the Investment Adviser still has overall responsibility for the administration of each of the Portfolios and oversees the administrative services performed by others as well as servicing customer’s needs and, along with each Portfolio’s Trustees, is responsible for the selection of such agents and their oversight. The Investment Adviser also has overall responsibility for the selection of securities for investment for each of the Portfolios.

     Louis Navellier, the principal owner of the Investment Adviser, Navellier & Associates, Inc., also presently manages over $2.7 billion in investor funds. Louis Navellier, the owner of the Investment Adviser, also owns other investment advisory entities which manage assets and/or act as sub-advisors, all of which firms employ the same basic modern portfolio theories and select many of the same over-the-counter stocks and other securities which the Investment Adviser intends to employ and invest in while managing the Portfolios of the Fund. Because many of the over-the-counter and other securities which Investment Adviser intends to, or may, invest in have a smaller number of shares available to trade than more conventional companies, lack of shares available at any given time may result in one or more of the Portfolios of the Fund not being able to purchase or sell all shares which Investment Adviser desires to trade at a given time or period of time, thereby creating a potential liquidity problem which could adversely affect the performance of the Fund portfolios. Since the Investment Adviser will be trading on behalf of the Portfolio in some or all of the same securities at the same time that it is trading on behalf of its managed accounts and also while other Navellier controlled investment entities are trading, the potential liquidity problem could be exacerbated. In the event the number of shares available for purchase or sale in a security or securities is limited and therefore the trade order cannot be fully executed at the time it is placed, i.e., where the full trade orders of Navellier & Associates, Inc. and other Navellier controlled investment entities and the Fund cannot be completed at the time the order is made, Navellier & Associates, Inc., on behalf of its managed accounts and the other Navellier controlled investment entities and the Investment Adviser will allocate their purchase or sale orders in proportion to the dollar value of the order made by the other Navellier entities, and the dollar value of the order made by the Fund. For example, if Navellier & Associates Inc., on behalf of its managed accounts, places a $25,000 purchase order and the Investment Adviser on behalf of the Fund places a $25,000 purchase order for the same stock and only $25,000 worth of stock is available for purchase, the order would be allocated $12,500 of the stock to Navellier & Associates, Inc., on behalf of its managed accounts and $12,500 of the stock to the Fund. As the assets of a Portfolio of the Fund increase, the potential for shortages of buyers or sellers increases, which could adversely affect the performance of the Portfolio. While the Investment Adviser generally does not anticipate liquidity problems (i.e., the possibility that the Portfolio cannot sell shares of a company and therefore the value of those shares drops) unless the Fund has assets in excess of two billion dollars (although liquidity problems could still occur when the Fund has assets of substantially less than two billion dollars), each investor is being made aware of this potential risk in liquidity and should not invest in the Fund if he, she, or it is not willing to accept this potentially adverse risk, and by investing, acknowledges that he, she or it is aware of the risks.

POTENTIAL MATERIAL CONFLICTS.

Potential Conflicts of Interest. Given that the investment methodology includes utilization of a “model portfolio” to which all accounts in any given investment strategy are matched, there are no material conflicts of interest in the management of other portfolios. Security selection and acquisition for each portfolio is made based upon a weekly research process. The process includes liquidity constraints built into the analysis in order to accommodate all client portfolios. In the normal course of portfolio management, acquisition and disposition of the same securities for more than one portfolio will occur. Under these conditions, it may not be possible to complete an order of sufficient size for a particular security and thus, certain portfolios may have to accept a less favorable price. Navellier’s trading policies and procedures are designed with the intent that all clients are treated equitably. The aggregation or blocking of client transactions allows Navellier to execute transactions in a more timely, equitable and efficient manner and seeks to reduce overall commission charges to clients. Navellier’s policy is to aggregate client transactions where possible and when advantageous to clients. In these instances, clients participating in any aggregated transactions will receive an average share price and transaction costs will be shared equally and on a pro-rata basis. Allocations among clients are made on an objective basis, which may be pro rata, percentage, group rotation or other method. Where a client has directed transactions to a particular broker-dealer or when Navellier determines combined orders would not be efficient or practical, it is possible that all clients may not receive the same average price for a particular security.

     An investment in shares of any Portfolio of the Fund involves certain speculative considerations. There can be no assurance that a Portfolio’s objectives will be achieved or that the value of the investment will increase. The Portfolio intends to comply with the diversification and other requirements applicable to regulated investment companies under the Internal Revenue Code.

     NON PRINCIPAL INVESTMENT POLICIES The investment objectives and policies of the Portfolio are described in the “Investment Objectives and Policies” section of the Prospectus. The following general non principal policies supplement the information contained in that section of the Prospectus. Also following are other types of investments in which the Portfolio may invest.

     CERTIFICATES OF DEPOSIT Certificates of deposit are generally short-term, interest-bearing, negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

     TIME DEPOSITS Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

     BANKER’S ACCEPTANCES A banker’s acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

     COMMERCIAL PAPER Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

     CORPORATE DEBT SECURITIES Corporate debt securities with a remaining maturity of less than one year tend to become liquid and can sometimes be traded as money market securities.

     UNITED STATES GOVERNMENT OBLIGATIONS Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have a maturity of greater than five years.

     Agencies of the United States government which issue or guarantee obligations include, among others, export-import banks of the United States, Farmers’ Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, the Defense Security Assistance Agency of the Department of Defense, and the Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, the Federal National Mortgage Associates, Federal Intermediate Credit Banks, Banks for Cooperatives, and the United States Postal Service. Some of the securities are supported by the full faith and credit of the United States government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

     STOCK INDEX FUTURES A stock index futures contract (an “Index Future”) is a contract to buy an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

LOANS OF PORTFOLIO SECURITIES

     The Fund may lend its portfolio securities to broker-dealers. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays 100% to the Fund of an amount equal to any dividends or interest received on the securities lent. When the collateral is cash, the Fund may invest the cash collateral in interest-bearing, short-term securities. When the collateral is U.S. Government securities, the Fund usually receives 100% of any fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities passed to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Investment Adviser to be of relatively high credit standing.

INVESTING IN SECURITIES OF FOREIGN ISSUERS

     Investments in foreign securities (those which are traded principally in markets outside of the United States), particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include, among others, changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under laws applicable to foreign securities markets, the impact of political, social, or diplomatic developments, difficulties in invoking legal process abroad, and the difficulty of assessing economic trends in foreign countries. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. The securities of some foreign issuers and securities traded principally in foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. issuers and securities traded principally in U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than those charged in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities traded principally in foreign securities markets.

     The risks of investing in foreign securities may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. Prices of securities of companies in emerging markets can be significantly more volatile than prices of securities of companies in the more developed nations of the world, reflecting the greater uncertainties of investing in less developed markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries or dependent on revenues from particular commodities or on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Consequently, securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Also, such local markets typically offer less regulatory protections for investors.

     While to some extent the risks to the Fund of investing in foreign securities may be limited, since the Portfolio may not invest more than 15% of its net asset value in such securities and the Portfolio may only invest in foreign securities which are traded in the United States securities markets, the risks nonetheless exist.

     The Investment Adviser will use the same basic selection criteria for investing in foreign securities as it uses in selecting domestic securities as described in the Investment Objectives and Policies section of this Prospectus, and such investments will be subject to the same risks described in the Principal Risks section described in this Prospectus.

     INVESTMENT RESTRICTIONS The Fund’s fundamental policies as they affect a Portfolio cannot be changed without the approval of a vote of a majority of the outstanding securities of such Portfolio. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the matter. Such a majority is defined as the lesser of (a) 67% or more of the voting shares of the Fund present at a meeting of shareholders of the Portfolio, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions (except the percentage restrictions on borrowing and illiquid securities — which percentage must be complied with) and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio.

     The following investment restrictions are fundamental policies of the Fund with respect to the Portfolio (unless otherwise specified below) and may not be changed except as described above. The Portfolio except as otherwise specified herein may not:

     1. Purchase any securities on margin; PROVIDED, HOWEVER; that the Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities.

     2. Make cash loans, except that the Portfolio may purchase bonds, notes, debentures, or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not.

     3. Make securities loans, except that the Portfolio may make loans of the portfolio securities of any Portfolio, provided that the market value of the securities subject to any such loans does not exceed 33-1/3% of the value of the total assets (taken at market value) of such Portfolio.

     4. Make investments in real estate or commodities or commodity contracts, including futures contracts, although the Portfolio may purchase securities of issuers which deal in real estate or commodities although this is not a primary objective of the Portfolio.

     5. Invest in oil, gas, or other mineral exploration or development programs, although the Portfolio may purchase securities of issuers which engage in whole or in part in such activities.

     6. Purchase securities of companies for the purpose of exercising management or control.

     7. Participate in a joint or joint and several trading account in securities.

     8. Issue senior securities or borrow money, except that the Portfolio may (i) borrow money only from banks for the Portfolio for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests, that might otherwise require the untimely disposition of securities, provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of such Portfolio, and (ii) borrow money only from banks for any Portfolio for investment purposes, provided that (a) after each such borrowing, when added to any borrowing described in clause (i) of this paragraph, there is an asset coverage of at least 300% as defined in the Investment Company Act of 1940, and (b) is subject to an agreement by the lender that any recourse is limited to the assets of the Portfolio with respect to which the borrowing has been made. As an operating policy, no Portfolio may invest in portfolio securities while the amount of borrowing of the Portfolio exceeds 5% of the total assets of such Portfolio.

     9. Pledge, mortgage, or hypothecate the assets of the Portfolio to an extent greater than 10% of the total assets of such Portfolio to secure borrowings made pursuant to the provisions of Item 8 above.

     10. Purchase for the Portfolio “restricted securities” (as defined in Rule 144(a)(3) of the Securities Act of 1933), if, as a result of such purchase, more than 10% of the net assets (taken at market value) of such Portfolio would then be invested in such securities nor will the Portfolio invest in illiquid or unseasoned securities if as a result of such purchase more than 5% of the net assets of such portfolio would be invested in either illiquid or unseasoned securities.

     11. Invest 25% or more of the Portfolio’s total assets in a single industry or invest up to 10% of its assets in securities of any single issuer.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions, except as to the 5%, 10% and 300% percentage restrictions on borrowing specified in Restriction Number 8 above.

PROXY VOTING. The SEC recently adopted Rule 206(4)-6 requiring formal proxy voting policies and procedures for SEC registered investment advisers with voting authority over client portfolio securities. This Rule requires covered investment advisers to:

Adopt written proxy voting policies and procedures designed to ensure the adviser votes proxies in the best interests of its clients, including policies addressing material conflicts between the interests of the investment adviser and its clients; Disclose to clients the adviser’s proxy voting policy and provide a copy to clients upon request; and Disclose how clients may obtain voting information from the adviser for the client’s securities.

The rule also requires SEC registered investment advisers to keep certain records relating to proxy voting policies, including the proxy voting policy, a record of all votes cast, and client communications related to proxy voting.

Navellier has contracted Risk Metrics, a third-party company, to perform the proxy voting function for its accounts. Risk Metrics provides Navellier with detailed documentation of all voting activities on a quarterly basis.

In addition to Risk Metrics’ Policy and Procedures, Navellier & Associates, Inc. has adopted general guidelines for voting proxies in our Proxy Voting Policies and Procedures. Although these guidelines are to be followed as a general policy, in all cases each proxy will be considered based on the relevant facts and circumstances. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Navellier & Associates, Inc. anticipate all future situations.

In the absence of specific voting guidelines from a client, Navellier & Associates, Inc. has instructed Risk Metrics to vote proxies in a manner that is in the best interest of the client, which may result in different voting results for proxies for the same issuer. The Adviser shall consider only those factors that relate to the client’s investment or dictated by the client’s written instructions, including how its vote will economically impact and affect the value of the client’s investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client). Navellier & Associates, Inc. believes that voting proxies in accordance with the aforementioned policies is in the best interests of its clients.

Navellier & Associates, Inc.’s complete Proxy Voting Policies and Procedures is available for viewing on our web site at www.navellier.com.

     PORTFOLIO TURNOVER The Portfolio has an expected annual rate of portfolio turnover which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio’s securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater expenses to the Portfolio, including brokerage commission expenses, dealer mark-ups, and other transaction costs on the sale of securities, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of the Portfolio’s shares and by requirements, which enable the Fund to receive certain favorable tax treatment. The portfolio turnover rate for the Navellier Fundamental ‘A’ Portfolio for the period January 1, 2009 through December 31, 2009 was 257%.

The Fund will attempt to limit the annual portfolio turnover rate of the Portfolio to 300% or less, however, this rate may be exceeded if in the Investment Adviser’s discretion securities are or should be sold or purchased in order to attempt to increase the Portfolio’s performance. In Wisconsin for the year ended December 31, 2009 annual portfolio turnover rate of 300% or more is considered a speculative activity and under Wisconsin statutes could involve relatively greater risks or costs to the Fund.

     DISCLOSURE OF PORTFOLIO HOLDINGS

     PUBLIC DISCLOSURE

     The Fund has a policy of not disclosing its securities holdings for any portfolio (except to its agents and employees charged with administering the Fund who in turn are required to keep those holdings confidential) except as made public in its periodic public filings, such as its registration statement, annual and semiannual reports and periodic (usually quarterly) reports to shareholders.

     The information regarding portfolio holdings is disclosed to shareholders and the public no more frequently than quarterly except as it appears on the Fund’s website which is available to the public. The Fund and Investment Adviser and their employees and agents do not sell or receive compensation for the disclosure of portfolio holdings. No one is authorized to disclose portfolio holdings except as made available through periodic reports to shareholders or through public filings. The Fund follows the procedure set forth herein and has advised its employees and agents of its portfolio holdings policy. The Chief Compliance Officer and the Board of Trustees exercise oversight of the policy on disclosure of portfolio holdings by reviewing any disclosures of portfolio holdings at its quarterly meetings and or when apprised by the Funds staff and or Chief Compliance Officer.

     NON-PUBLIC DISCLOSURE

     A. ONGOING: The Fund, through the Investment Adviser, from time to time makes non-public disclosure of its portfolio holdings to its internal staff and agents charged with managing the Fund such as its Investment Advisor, the Investment Advisor’s analysts, portfolio managers, traders, and operating officer, its Board of Trustees, its Chief Compliance Officer, its attorney, its Custodian, its Transfer Agent and its accountant and printers on a regular basis. Disclosure is made to these persons before disclosure to the public so that the Fund can manage its assets, trade and hold the securities pursuant to the investment advisor’s direction, prepare reports and filings with the Securities and Exchange Commission and prepare financial statements. These persons with an ongoing need to know are given this information only for legitimate business purposes and are told they have a fiduciary duty not to disclose to anyone else and not to trade on this information; it is also implied in their contracts with the Fund. There is a risk that attempting to enforce this obligation may not always be successful.

     B. AD HOC DISCLOSURES: There may from time to time be disclosures on an ad hoc basis on a need to know basis. Before such disclosure is made, the Chief Compliance Officer will be told of the need and will review it and make the disclosure if necessary. These ad hoc disclosures are given only for legitimate business purposes and the persons receiving the information are told they have a fiduciary duty not to disclose the information to anyone else and not to trade on this information; it is also implied in their contracts with the Fund. There is a risk that attempting to enforce this obligation may not always be successful.

     TRUSTEES AND OFFICERS OF THE FUND

     The Fund’s Board of Trustees directs the business and affairs of each Portfolio of the Fund and supervises the Investment Adviser, Distributor, Transfer Agent and Custodian, as described below.

     The following information, as of January 1, 2010, is provided with respect to each trustee and officers of the Fund:

     INTERESTED TRUSTEES AND OFFICERS
(1)NAME AND ADDRESS	(2)POSITION(S) HELD WITH REGISTRANT AND ITS AFFILIATES	(3)TERM OF OFFICE AND LENGTH OF TIME SERVED	(4)PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	(5)NUMBER OF PORTFOLIOS IN FUND OVERSEEN BY TRUSTEE	(6)OTHER TRUSTEESHIPS HELD BY TRUSTEE
Louis Navellier(1) 52 One East Liberty Third Floor Reno, NV 89501	President of The Navellier Performance Funds. Mr. Navellier is also the CEO, Chief Investment Officer, Secretary, and Treasurer of Navellier & Associates, Inc., a Nevada corporation which is the Investment Adviser to the Fund.	As long as the Fund Trustees appoint him unless voted out by 2/3 vote of shareholders. Mr. Navellier served as trustee from 1995 through 2004 and as President since January 1, 2005.
Mr. Navellier is and has been the CEO and Chief Investment Officer of Navellier & Associates Inc., an investment management company since 1988; CEO and President of Navellier Management, Inc., from May 10, 1993 through the present time; CEO and President of Navellier International Management, Inc., an investment management company, from May 10, 1993 through December 2004; CEO and President of Navellier Securities Corp. May 10, 1993 to 2008; CEO and President of Navellier Fund Management, Inc., an investment management company, since November 30, 1995; and has been editor of the Emerging Growth (formerly MPT Review) from August 1987 to the present and was publisher and editor of the predecessor investment advisory newsletter OTC Insight, which he began in 1980 and wrote through July 1987 and editor of the Blue Chip Growth, Quantum Growth and Global Growth newsletters.
				0	0

Performance Funds

(1)NAME AND ADDRESS	(2)POSITION(S) HELD WITH REGISTRANT AND ITS AFFILIATES	(3)TERM OF OFFICE AND LENGTH OF TIME SERVED	(4)PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	(5)NUMBER OF PORTFOLIOS IN FUND OVERSEEN BY TRUSTEE	(6)OTHER TRUSTEESHIPS HELD BY TRUSTEE
Arnold Langsen (2) 90 c/o Navellier Funds I E. Liberty, 3rd Floor Reno, NV 89501	Trustee (however, Professor Langsen is the President and a shareholder of The Langsen Group, Inc. of California, which corporation provides consulting services to Navellier & Associates Inc.)	As long as the Fund is in existence unless voted out by 2/3 vote of shareholders. Mr. Langsen has served as trustee since 1995.	Professor Langsen is currently retired. He was Professor Emeritus of Financial Economics, School of Business, California State University at Hayward (1973-1992); Visiting Professor, Financial Economics, University of California at Berkeley (1984-1987).	1	0

Arjen Kuyper (1) 53 One East Liberty Third Floor Reno, NV 89501	Treasurer	As long as the Fund Trustees appoint him unless voted out by 2/3 vote of shareholders. Mr. Kuyper has served as treasurer since 1995.	Mr. Kuyper is COO and President of Navellier & Associates, Inc. and has been since September 1, 1998. Prior to that he was operations manager for Navellier & Associates, Inc. since 1992 and operations manager for Navellier Management, Inc. and for Navellier Securities Corp., since 1993.	0	0

DISINTERESTED TRUSTEES AND OFFICERS

(1)NAME AND ADDRESS	(2)POSITION(S) HELD WITH REGISTRANT AND ITS AFFILIATES	(3)TERM OF OFFICE AND LENGTH OF TIME SERVED	(4)PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	(5)NUMBER OF PORTFOLIOS IN FUND OVERSEEN BY TRUSTEE	(6)OTHER TRUSTEESHIPS HELD BY TRUSTEE
Barry Sander 61 c/o Navellier Funds I E. Liberty, 3rd Floor Reno, NV 89501	Trustee and Chairman of the Board of Trustees	As long as the Fund is in existence unless voted out by 2/3 vote of shareholders. Mr. Sander has served as trustee since 1995.	Currently retired as of December 1, 1998, formerly he was the President and CEO of Ursa Major Inc., a stencil manufacturing firm and had been for the past nine years.	1	0

Joel Rossman 60 c/o Navellier Funds I E. Liberty, 3rd Floor Reno, NV 89501	Trustee	As long as the Fund is in existence unless voted out by 2/3 vote of shareholders. Mr. Rossman has served as trustee since 1995.	Currently CEO of Joel Rossman Enterprises, Inc.; retired from March 15, 1998 through July 2001. Formerly he was President and CEO of Personal Stamp Exchange, Inc., a manufacturer, designer and distributor of rubber stamp products. He had been President and CEO of Personal Stamp Exchange for the preceding 10 years.	1	0

Jacques Delacroix 67 c/o Navellier Funds I E. Liberty, 3rd Floor Reno, NV 89501	Trustee	As long as the Fund is in existence unless voted out by 2/3 vote of shareholders. Mr. Delacroix has served as trustee since 1995.	Currently retired. Professor of Business Administration, Leavy School of Business, Santa Clara University (1983-2006)	1	0

(1)	This person is an interested person affiliated with the Investment Adviser.

(2)
This person, although technically not an interested person affiliated with the Investment Adviser, is deemed to be and is treated as an interested person because he does own a company which provides consulting services to Navellier & Associates Inc., a company owned by Louis Navellier.

  The Board of Trustees has an audit committee charged with reviewing the financial affairs of the Fund and the financial reports presented to and prepared for the Fund. The audit committee consists of all of the Trustees of the Fund. It meets quarterly. It met four times in 2009. The Board of Trustees also has a valuation committee consisting of all the Trustees, charged with reviewing the valuation of securities held by the Fund and with reviewing calculation of net asset value. The valuation committee meets quarterly and met four(4) times in fiscal 2009. The Board of Trustees also has a nominating committee consisting of all the Trustees. It is charged with proposing candidates for replacement of vacant Board of Trustee positions. It meets as needed. It did not meet in 2009.

OFFICERS

     The officers of the Fund are affiliated with the Investment Adviser and receive no salary or fee from the Fund. The Fund’s disinterested Trustees are each compensated by the Fund with a current annual fee, payable quarterly (calculated at an annualized rate), of $20,000.. In addition, each disinterested Trustee receives reimbursement for actual expenses of attendance at Board of Trustees meetings.

     The Fund does not expect, in its current fiscal year, to pay aggregate remuneration in excess of $80,000 for services in all capacities to any (a) Trustee, (b) officer, (c) affiliated person of the Fund (other than the Investment Adviser, Legal Counsel or Chief Compliance Officer), (d) affiliated person of an affiliate or principal underwriter of the Fund, or (e) all Trustees and officers of the Fund as a group.

     The Board of Trustees is permitted by the Fund’s By-Laws to appoint an advisory committee which shall be composed of persons who do not serve the Fund in any other capacity and which shall have no power to dictate corporate operations or to determine the investments of the Fund. The Fund currently has no advisory committee.

COMPENSATION TABLE

	(2)CAPACITY IN WHICH	(3)AGGREGATE REMUNERATION FROM REGISTRANT AND FUND COMPLEX FOR THE FISCAL YEAR	(4)PENSION OR RETIREMENT BENEFITS ACCRUED AS	(5)ESTIMATED ANNUAL BENEFITS	(6)TOTAL COMPENSATION FROM FUND AND FUND COMPLEX
INTERESTED TRUSTEES	REMUNERATION	ENDED	PART OF FUND	UPON	PAID TO
(1)NAME	RECEIVED	DECEMBER 31, 2009	EXPENSES	RETIREMENT	TRUSTEE
	INTERESTED TRUSTEES
Louis G. Navellier	President,	$0	N/A	0	0
Arnold Langsen	Trustee	$17,917	N/A	0	$17,917
	DISINTERESTED TRUSTEES
DISINTERESTED TRUSTEES
Barry Sander	Trustee	$17,917	0	0	$17,917
Joel Rossman	Trustee	$17,917	0	0	$17,917
Jacques Delacroix	Trustee	$17,917	0	0	$17,917

OFFICERS’ AND TRUSTEES’ OWNERSHIP OF FUND SHARES

     As of December 31, 2009 Louis Navellier owned 7.68% of the shares of the Fund. The other trustees and officers combined owned less than 1%.  The dollar Range of equity securities owned by each Trustee of the Fund was as follows:

	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES*
INTERESTED TRUSTEES AND OFFICERS

Louis G. Navellier	Over $100,000	Over $100,000
Arnold Langsen	None	None
Arjen Kuyper	$10,001 — $50,000	$10,001 — $50,000

	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES*
DISINTERESTED TRUSTEES AND OFFICERS

Barry Sander	$10,001 — $50,000	$10,001 — $50,000
Joel Rossman	None	None
Jacques Delacroix	$10,001 — $50,000	$10,001 — $50,000

*	“Family of Investment Companies” consists of all mutual funds advised by Navellier & Associates, Inc.

     The following table shows the ownership (or lack of ownership) interest by Disinterested Trustees in the Investment Advisor and or the Underwriter to the Fund:

(1) NAME OF TRUSTEE	(2) NAME OF OWNER AND RELATIONSHIP TO TRUSTEE	(3) COMPANY	(4) TITLE OF CLASS	(5) VALUES OF SECURITIES	(6) PERCENT OF CLASS
Barry Sander	N/A	None	N/A	N/A	N/A
Joel Rossman	N/A	None	N/A	N/A	N/A
Jacques Delacroix	N/A	None	N/A	N/A	N/A

     None of the disinterested trustees or their family members had any business transactions with the Fund, any officer of the Fund, any investment companies having the same investment advisor or underwriter as the Fund or any entity or person in control of or under common control with them during the past two years, except for the trustee fees (under80,000) received as a Trustee of the Navellier Performance Funds and as a Trustee of the Navellier Millennium Funds.

     In determining the compensation (advisory fee) approved for the Investment Adviser for 2009, the Board of Trustees considered and reviewed the compensation paid to other advisers with similar styles and their performance, Navellier’s high volume trading activities charge, the fact that Navellier & Associates, Inc. had a unique and proprietary investment style, that the investors presumably chose to invest in this Fund because of Navellier & Associates, Inc.’s specific investment style, the adviser’s past performance and projected future performance and its past and future willingness to waive reimbursement of costs advanced, thereby effectively reducing its fees. The Board of Trustees also considered the fact that the Investment Advisor has waived hundreds of thousands of dollars in reimbursement.

COMPENSATION TABLE

     None of the trustees received compensation in excess of $80,000 in fiscal 2009 for being a trustee.

NAME OF PERSON	AGGREGATE COMPENSATION		PENSION OF RETIREMENT BENEFIT ACCRUED AS PART OF FUNDS	ESTIMATED ACCRUAL BENEFITS UPON	TOTAL COMPENSATION FROM FUND AND FUND COMPLEX PAID TO
POSITION	FROM FUND		EXPENSES	RETIREMENT	TRUSTEES
Louis Navellier(1)	$0	(1)	$0	$0	$0
Arjen Kuyper(2)
(Chief Operating Officer of the Investment Advisor.)	$0		$0	$0	$0
Samuel Kornhauser
(legal counsel and Chief Compliance Officer to the Fund)	$300,000		$0	$0	$300,000 (3)

(1)
Mr. Navellier is a portfolio manager and owner of the investment advisor. He was not paid by the Fund. The investment advisor paid him profits from its diversified operations which include performing advisory services for the Fund.

(2)
Mr. Kuyper is COO and President of the investment advisor and is paid by the advisor for various duties and does not receive specific compensation for services provided to the Fund by the investment advisor.

(3)
Mr. Kornhauser receives an annual $175,000 retainer from the Navellier Performance Funds for legal services to the Fund. He receives a $125,000 annual retainer from the Navellier Performance Funds as chief compliance officer. (Both retainers are advanced by the investment advisor for which the investment advisor is not reimbursed unless the portfolio’s total operating expenses after reimbursement would be below the portfolio’s expense cap.)

     PORTFOLIO MANAGER COMPENSATION.

     Louis Navellier receives his compensation from the ongoing business of the Investment Advisor, his compensation is not tied directly to fees generated by the Funds From time to time Mr. Navellier may elect to forgo receiving any compensation from revenues received by the Advisor from the Fundamental ‘A’.

     Shawn Price receives a base cash salary and incentive cash compensation. The incentive cash compensation is equal to 2.25% of the management fees received by the Advisor from the Fundamental ‘A’ Portfolio.

     OWNERSHIP OF TRUST SHARES. Louis Navellier is the portfolio manager of the Fundamental ‘A’ Portfolio and he oversees each of the portfolios. Mr. Navellier or his family own 115,103 shares of the Fundamental ‘A’ Portfolio. Shawn Price, the associate portfolio manager of the Fundamental ‘A’ Portfolio owns 7,516 shares of the Fundamental ‘A’ Portfolio.

     SALES LOADS

     These were (no) sales loads discounted or eliminated for any trustees or affiliated persons in2009.

     CODE OF ETHICS

     The Fund, its Investment Adviser and Underwriter each have a Code of Ethics which allows their personnel, subject to the Codes of Ethics, to invest in securities and which allow investments in securities purchased by the Fund on a restricted and deferred basis.

PROXY VOTING POLICIES See page 8 of this SAI

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2009, the following persons owned over 5% of the shares of the following classes of portfolios:

Navellier Fundamental ‘A’ Portfolio:

     Charles Schwab & Company, Inc., 101 Montgomery Street, San Francisco, CA 94104 held for the benefit of customers 15.37%.

     Louis Navellier and family 7.68%.

     NFS LLC, Bank of America NA, P O Box 831575, Dallas, TX 75283 held for the benefit of customers 6.19%

     Orchard Trust Company LLC, 8515 E. Orchard Road 2T2, Greenwood Village, CO  80111held for the benefit of customers 5.98%

THE INVESTMENT ADVISER, DISTRIBUTOR,
CUSTODIAN AND TRANSFER AGENT

THE INVESTMENT ADVISER

     Navellier & Associates, Inc. acts as the Investment Adviser to the Portfolio. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Investment Adviser is responsible for selecting the securities which will constitute the pool of securities which will be selected for investment for the Portfolio. Pursuant to a separate Administrative Services Agreement, the Investment Adviser provides the Portfolio with certain administrative services, including accounting and bookkeeping services and supervising the Custodian’s and Transfer Agent’s activities and the Portfolio’s compliance with its reporting obligations. The Investment Adviser may contract (and pay for out of its own resources including the administrative fee it receives) for the performance of such services to the Custodian, Transfer Agent, or others, and may retain all of its 0.25% administrative services fee or may share some or all of its fee with such other person(s). The Investment Adviser also provides the Portfolio with a continuous investment program based on its investment research and management with respect to all securities and investments. The Investment Adviser will determine from time to time what securities and other investments will be selected to be purchased, retained, or sold by the Portfolio.

     The Investment Adviser is owned and controlled by its principal shareholder, Louis G. Navellier. Louis G. Navellier is an affiliated person of the Fund. Navellier & Associates, Inc. is registered as an investment adviser with the Securities and Exchange Commission. Louis Navellier is, and has been, in the business of rendering investment advisory services to significant pools of capital since 1987. Navellier & Associates, Inc. has been providing investment advice since 1988.

     For information regarding the Fund’s expenses and the fees paid to the Investment Adviser see “Expenses of the Fund”.

     (a) THE INVESTMENT ADVISER

     The offices of the Investment Adviser (Navellier & Associates, Inc.) are located at One East Liberty, Third Floor, Reno, Nevada 89501. The Investment Adviser began operations in 1988 and advises this Fund and acts as subadviser to The Touchstone Large Cap Growth Fund and the Touchstone International Growth Fund.

     (i) The following individuals own the enumerated shares of outstanding stock of the Investment Adviser and, as a result, maintain control over the Investment Adviser:

NAME	SHARES OF OUTSTANDING STOCK OF THE INVESTMENT ADVISER	PERCENTAGE OF OUTSTANDING SHARES
Louis G. Navellier	77,307	77.88%

     (ii) The following individuals are affiliated with the Fund, the Investment Adviser, and the Distributor in the following capacities:

NAME	POSITION
Louis G. Navellier
President of The Navellier Performance Funds; Director, CEO, Chief Investment Officer, Secretary, and Treasurer of Navellier & Associates, Inc.; one of the Portfolio Managers of the Fundamental A Portfolio.

Shawn Price	One of the Portfolio Managers of the Fundamental ‘A’ Portfolio

Arjen Kuyper	Treasurer of The Navellier Performance Funds. President and Chief Operating Officer of Navellier & Associates, Inc.

Samuel Kornhauser	Legal Counsel to the Fund and the independent trustees and chief compliance officer to the Fund.

     (iii) The management fees payable to the Investment Adviser under the terms of the Investment Advisory Agreements (the “Advisory Agreements”) between the Investment Adviser and the Fund are payable monthly and are based upon 0.84% of the average daily net assets of the Fundamental ‘A’ Portfolio. The Investment Adviser has the right, but not the obligation, to waive any portion or all of its management fee, from time to time and has agreed to do so for fiscal 2010.

     Navellier & Associates, Inc. in 2009 (and previously Navellier Management, Inc.) were paid investment advisory fees for the Portfolio in the following amounts for the following fiscal years:

	2009	2008	2007

Navellier Fundamental ‘A’ Portfolio	$89,888	$128,111	$159,701

*	Since Inception May 1, 2005

     The Investment Adviser has agreed to waive reimbursement of all or a portion of the expenses advanced by it on behalf of the following portfolio for future years if total operating expenses exceed the following amounts:

PORTFOLIO	EXPENSE LIMIT
Fundamental ‘A’ Portfolio	1.49%

     The Adviser has agreed to limit the total net operating expenses of the Navellier Fundamental A Portfolio to 1.49% of average annual net assets. In order to maintain the expense limitation, the Adviser paid operating expenses of the Navellier Fundamental ‘A’ Portfolio, of $ 470,814 for fiscal 2009, and was reimbursed $311,369. In fiscal 2008, the Investment Advisor paid operating expenses of $192,247 and was reimbursed $169,370. In fiscal 2007, the Investment Advisor paid operating expenses of $211,021, and was reimbursed $182,504.

     Expenses not expressly assumed by the Investment Adviser under the Advisory Agreement are paid by the Fund. The Advisory Agreements list examples of expenses paid by the Fund for the account of the Portfolio, the major categories of which relate to taxes, fees to Trustees, legal, accounting, and audit expenses, custodian and transfer agent expenses, certain printing and registration costs, and non-recurring expenses, including litigation.

     The Advisory Agreement provides that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its investors except for losses (i) resulting from the willful misfeasance, bad faith, or gross negligence on its part, (ii) resulting from reckless disregard by it of its obligations and duties under the Advisory Agreement, or (iii) a loss for which the Investment Adviser would not be permitted to be indemnified under the Federal Securities laws.

     (iv) Pursuant to an Administrative Services Agreement, the Investment Adviser receives an annual fee of .25% of the value of the assets under management and provides or is responsible for the provision of certain administrative services to the Fund, including, among others, the preparation and maintenance of certain books and records required to be maintained by the Fund under the Investment Company Act of 1940. The Administrative Services Agreement permits the Investment Adviser to contract out for all of its duties thereunder; however, in the event of such contracting, the Investment Adviser remains responsible for the performance of its obligations under the Administrative Services Agreement. The Investment Adviser has an agreement with JPMorgan Chase Bank, N.A. to perform, in addition to transfer agent services, some or all administrative services and may contract in the future with other persons or entities to perform some or all of its administrative services. All of these contracted services are and will be paid for by the Investment Adviser out of its fees or assets.

     In exchange for its services under the Administrative Services Agreement, the Fund reimburses the Investment Adviser for certain expenses incurred by the Investment Adviser in connection therewith but does not reimburse Investment Adviser (over the amount of 0.25% annual Administrative Services Fee) to reimburse it for fees Investment Adviser pays to others for administrative services. The agreement also allows Investment Adviser to pay to its delegate part or all of such fees and reimbursable expense payments incurred by it or its delegate.

     The Investment Advisory Agreements permit the Investment Adviser to act as investment adviser for any other person, firm, or corporation, and designates the Investment Adviser as the owner of the name “Navellier” or any use or derivation of the word Navellier. If the Investment Adviser shall no longer act as investment adviser to the Fund, the right of the Fund to use the name “Navellier” as part of its title may, solely at the Investment Adviser’s option, be withdrawn.

     The Investment Adviser advanced the Fund’s organizational expenses which were $100,000. The Fund has agreed to reimburse the Investment Adviser for the organizational and other expenses it advances, without interest, on a date or dates to be chosen at the sole discretion of Navellier & Associates, Inc., or the Investment Adviser can elect to waive reimbursement of some or all of such advances. No Portfolio shall be responsible for the reimbursement of more than its proportionate share of expenses.

     The Fund and its investment adviser and principal underwriter have adopted codes of ethics which permit Fund personnel and access persons to invest in securities that the Fund has invested in on a restricted and deferred basis.

     Information about the Fund (including the SAI and codes of ethics) can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund including information about the codes of ethics are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

     (b) THE DISTRIBUTOR

BHIL Distributors, Inc., 4041 N. High Street, Suite 402, Columbus, OH 43214  (the “Distributor”), is the Trust’s principal underwriter and exclusive agent for distribution of the Fund’s shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares.

BHIL Distributors, Inc. is the Fund’s principal underwriter and exclusive agent for distribution of shares of the Portfolio.  BHIL Distributors, Inc. succeeded IFS Fund Distributors, Inc. as principal underwriter to the Portfolio on December 1, 2009.

Since the funds are no load funds, neither BHIL Distributors, Inc. nor IFS Fund Distributors, Inc. was paid commissions for effecting fund shares. IFS Fund Distributors, Inc. did receive $7,216 in redemption fees related to early redemption of fund shares in 2009.

     (c) THE CUSTODIAN

JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, OH 45202 serves as custodian of the Fund’s portfolio securities. JPMorgan Chase Bank, N.A. is responsible for retaining custody of the assets of the Fund.

     (d) TRANSFER AGENT

JPMorgan Chase Bank, N.A. P O Box 5354, Cincinnati, OH 45201, serves as the transfer agent to the Fund and in such capacity maintains certain accounting and other records of the Fund and processes requests for the purchase or the redemption of shares, maintains records of ownership for shareholders, and performs certain other shareholder and administrative services on behalf of the Fund.

     (e) LEGAL COUNSEL

The Law Offices of Samuel Kornhauser, 155 Jackson Street, Suite 1807, San Francisco, California 94111 is legal counsel to the Fund and to the independent trustees.

     (f) INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400 Philadelphia, Pennsylvania 19103 is the independent registered public accounting firm for the Fund. Their services include an audit of the Fund’s financial statements and preparation of the Fund’s tax returns.

BROKERAGE ALLOCATION AND OTHER PRACTICES

     In effecting portfolio transactions for the Fund, the Investment Adviser adheres to the Fund’s policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for “brokerage and research services,” as defined herein. The Investment Adviser may cause the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer or that any offset of direct expenses of a Portfolio yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, “brokerage and research services” include giving advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities; furnishing analysis and reports concerning issuers, industries, economic facts and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or to the Investment Adviser are considered to be in addition to and not in lieu of services required to be performed by the Investment Adviser under its contract with the Fund and may benefit both the Fund and other clients of the Investment Adviser or customers of or affiliates of the Investment Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Investment Adviser or its affiliates may benefit the Fund.

     If the securities in which the Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible, the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

     The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Adviser in determining the overall reasonableness of brokerage commissions paid by the Fund. Some portfolio transactions are subject to the Rules of Fair Practice of the Financial Industry Regulatory Authority (“FINRA”) and subject to obtaining best prices and executions, effected through dealers who sell shares of the Fund.

     The Board of Trustees of the Fund will periodically review the performance of the Investment Adviser of its respective responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

     The Board of Trustees will periodically review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. At present, no recapture arrangements are in effect. The Board of Trustees will review whether recapture opportunities are available and are legally permissible, and, if so, will determine, in the exercise of their business judgment, whether it would be advisable or reasonably possible for the Fund to seek such recapture.

EXPENSES OF THE FUND

GENERAL

     The Portfolio is responsible for the payment of its own expenses. These expenses are deducted from that Portfolio’s investment income before dividends are paid. These expenses include, but are not limited to: fees paid to the Investment Adviser, the Custodian and the Transfer Agent; Trustees’ fees; taxes; interest; brokerage commissions; organization expenses; securities registration (“blue sky”) fees; legal fees; auditing fees; Chief Compliance Officer fees printing and other expenses which are not directly assumed by the Investment Adviser under its investment advisory or expense reimbursement agreements with the Fund. General expenses which are not associated directly with a specific Portfolio (including fidelity bond and other insurance) are allocated to each Portfolio based upon their relative net assets. The Investment Adviser may, but is not obligated to, from time to time advance funds, or directly pay, for expenses of the Fund and may seek reimbursement of or waive reimbursement of those advanced expenses.

COMPENSATION OF THE INVESTMENT ADVISER

     The Investment Adviser presently receives an annual 0.84% fee for investment management of the Fundamental ‘A’ Portfolio. The fee is payable monthly, based upon the Portfolio’s average daily net assets. The Investment Adviser also receives a 0.25% annual fee for rendering administrative services to the Fund pursuant to an Administrative Services Agreement and is entitled to reimbursement for operating expenses it advances for the Fund.

BROKERAGE COMMISSIONS

     The Investment Adviser may select selected broker-dealers to execute portfolio transactions for the Portfolio, provided that the commissions, fees, or other remuneration received by such party in exchange for executing such transactions are reasonable and fair compared to those paid to other brokers in connection with comparable transactions. In addition, when selecting broker-dealers for Fund portfolio transactions, the Investment Adviser may consider the record of such broker-dealers with respect to the sale of shares of the Fund.

      During fiscal 2009, 2008 and 2007 the Fund paid aggregate brokerage commissions of $68,397, $201,775, and $263,508 respectively. The decrease in brokerage commissions paid out by the Fund during the trailing 3 years was largely due to a decline in the size of the portfolios during these years. These funds experienced significant declines in the assets held in the funds. Additionally, per share brokerage commissions costs have declined as whole in the industry largely due to automation and competition in among the brokerage firms as whole.

     During fiscal 2009 the Fund directed zero brokerage transactions to brokers in exchange for brokerage and research services (soft dollars).

HOW DEALERS ARE COMPENSATED

THEY ARE PAID A FEE BY THE DISTRIBUTOR FOR SERVICING YOUR ACCOUNT

Dealers are paid some or all of a 12b-1 fee for servicing their clients investment in the Navellier Performance Funds.

They receive a service fee depending on the average net asset value of the shares their clients hold in the Navellier Performance Funds. These fees are paid from the 12b-1 fee deducted from the Portfolio. In addition to covering the cost of commissions and service fees, the 12b-1 fee is used to pay for other expenses such as sales literature, prospectus printing and distribution and compensation to the distributor and its wholesalers. The 12b-1 fee charged may exceed the actual cost of distribution and or service.

CAPITAL STOCK AND OTHER SECURITIES

     The rights and preferences attached to the shares of the Portfolio are described in the Prospectus. (See “Description of Shares”.) The Investment Company Act of 1940 requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Investment Company Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts, and the election of Trustees from the separate voting requirements of the Rule.

DESCRIPTION OF SHARES

     The Fund is a Delaware business trust organized on October 17, 1995. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Board of Trustees has the power to designate one or more portfolio of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such portfolio. Presently the Fund is offering shares of one Portfolio—the Navellier Fundamental A Portfolio which is described above.

     The shares of a Portfolio, when issued, are fully paid and non-assessable, are redeemable at the option of the holder, are fully transferable, and have no conversion or preemptive rights. Shares are also redeemable at the option of the Portfolio when a shareholder’s investment, as a result of redemptions in the Fund, falls below the minimum investment required by the Fund (see “Redemption of Shares”). Each share of a Portfolio is equal as to earnings, expenses, and assets of the Portfolio and, in the event of liquidation of the Portfolio, is entitled to an equal portion of all of the Portfolio’s net assets. Shareholders of the Portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by Portfolio except as otherwise required by law or when the Board of Trustees determines that a matter to be voted upon affects only the interest of the shareholders of a particular Portfolio. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Fund is not required, and does not intend, to hold annual meetings of shareholders, such meetings may be called by the Trustees at their discretion, or upon demand by the holders of 10% or more of the outstanding shares of any Portfolio for the purpose of electing or removing Trustees.

     All shares (including reinvested dividends and capital gain distributions) are issued or redeemed in full or fractional shares rounded to the third decimal place. No share certificates will be issued. Instead, an account will be established for each shareholder and all shares purchased will be held in book-entry form by the Fund.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

     The Portfolio shares are sold to the general public on a continuous basis through the Distributor, the Transfer Agent and the Distributor’s network of broker-dealers.

PURCHASE BY MAIL

     Investments in the Fund can be made directly to the Distributor or through the transfer agent—JPMorgan Chase Bank N.A. or through selected securities dealers who have the responsibility to transmit orders promptly and who may charge a processing fee.

TO INVEST BY MAIL: Fill out an application designating which Portfolio you are investing in and make a check payable to “The Navellier Performance Funds.” Mail the check along with the application to:

The Navellier Performance Funds
c/o JPMorgan Chase Bank, N.A.
P O Box 5354
Cincinnati, OH 45201

     Purchases by check will be credited to an account as of the date the Portfolio’s net asset value is next determined after receipt of payment and a properly completed account application. Foreign checks will not be accepted. Be certain to specify the Portfolio you are investing in.

     Purchase orders which do not specify the Portfolio in which an investment is to be made will be returned. (See “Purchase and Pricing of Shares—General Purchasing Information”.) Net asset value per share is calculated once daily as of 4 p.m. E.S.T. on each business day. (See “Purchase and Pricing of Shares—Valuation of Shares”.)

THE NAVELLIER PERFORMANCE FUND’S PORTFOLIO

     The shares of the Portfolio are sold at its net asset value per share next determined after an order in proper form (i.e., a completely filled out application form) is received by the Transfer Agent.

     If an order for shares of a Portfolio is received by the Transfer Agent by 4:00 p.m. Eastern Time on any business day, such shares will be purchased at the net asset value determined as of 4:00 p.m. Eastern Time on that day. Otherwise, such shares will be purchased at the net asset value determined as of 4:00 p.m. Eastern Time on the next business day. However, orders received by the Transfer Agent from the Distributor or from dealers or brokers after the net asset value is determined that day will receive such net asset value price if the orders were received by the Distributor or broker or dealer from its customer prior to such determination and were transmitted to and received by the Transfer Agent prior to its close of business on that day. Shares are entitled to receive any declared dividends on the day following the date of purchase.

PURCHASES THROUGH SELECTED DEALERS

     The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor. Investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. However, shares purchases directly from the Fund will be free of any transaction charges.

     Certain selected Dealers may effect transactions in shares of the Portfolios through the National Securities Clearing Corporation’s Fund/SERV system.

     Purchases of shares through Selected Dealers not utilizing the National Securities Clearing Corporation’s Fund/SERV system will be effected when received in proper form by the Transfer Agent, as described above, in the same manner and subject to the same terms and conditions as are applicable to shares purchased directly through the Transfer Agent. There is no sales load charged to the investor on purchases of the Fund’s Portfolio, whether purchased through a Selected Dealer or directly through the Transfer Agent; there is however an ongoing Rule 12b-1 fee applicable to all portfolios.

     Shareholders who wish to transfer Fund shares from one broker-dealer to another should contact the Fund at (800) 622-1386.

     REDEMPTION OF SHARES The Prospectus, under “Redemption of Shares” describes the requirements and methods available for effecting redemption. The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange or any other applicable exchange, is closed (other than a customary weekend and holiday closing), (b) when trading on the New York Stock Exchange, or any other applicable exchange, is restricted, or an emergency exists as determined by the Securities and Exchange Commission (“SEC”) or the Fund so that disposal of the Fund’s investments or a fair determination of the net asset values of the Portfolios is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the Portfolio’s shareholders.

     The Fund normally redeems shares for cash. However, the Board of Trustees can determine that conditions exist making cash payments undesirable. If they should so determine (and if a proper election pursuant to Rule 18F-1 of the Investment Company Act has been made by the Fund), redemption payments could be made in securities valued at the value used in determining net asset value. There generally will be brokerage and other costs incurred by the redeeming shareholder in selling such securities.

REDEMPTIONS BY TELEPHONE

     You automatically receive telephone redemption and exchange privileges when you purchase Fund shares. You may sell your shares by phone. You should notify the Fund in writing if you do not want telephone redemption privileges.

     If any account has more than one owner, the Transfer Agent may rely on the telephone instructions of any one owner. The Portfolio employs reasonable procedures in an effort to confirm the authenticity of telephone instructions, which may include giving some form of personal identification prior to acting on the telephone instructions. If these procedures are not followed, the Fund and the Transfer Agent may be responsible for any losses because of unauthorized or fraudulent instructions. By requesting telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine, (1) to redeem shares from your account and (2) to mail or wire transfer the redemption proceeds. You cannot redeem shares by telephone until 30 days after you have notified the Transfer Agent of any change of address, and the shares are available. If you need to redeem shares within this 30 day period, you must send a written request to the Fund and have your signature guaranteed.

     Telephone redemption is not available for shares held in IRAs. The Portfolio may change, modify, or terminate its telephone redemption services at any time upon 30 days’ notice.

FURTHER REDEMPTION INFORMATION

     Additional documentation regarding a redemption by any means may be required when deemed appropriate by the Fund and/or the Transfer Agent, and the request for such redemption will not be considered to have been received in proper form until such additional documentation has been received. An investor should contact the Fund or the Transfer Agent to inquire what, if any, additional documentation may be required.

     The Fund reserves the right to modify any of the methods of redemption upon 30 days’ written notice to shareholders.

     Due to the high cost of maintaining accounts of less than $2,000 ($500 for IRA or other qualifying plan accounts), the Fund reserves the right to redeem shares involuntarily in any such account at their then current net asset value. Shareholders will first be notified and allowed 30 days to make additional share purchases to bring their accounts to more than $2,000 ($500 for IRA or other qualifying plan accounts). An account will not be redeemed involuntarily if the balance falls below $2,000 ($500 for IRA or other qualifying plan accounts) by virtue of fluctuations in net asset value rather than through investor redemptions.

     Under certain circumstances (i.e., when the applicable exchange is closed or trading has been restricted, etc.), the right of redemption may be suspended or the redemption may be satisfied by distribution of portfolio securities rather than cash if a proper election pursuant to Rule 18F-1 of the Investment Company Act has been made by the Fund.

     DETERMINATION OF NET ASSET VALUE As described in the Prospectus under “Purchase and Pricing of Shares — Valuation of Shares,” the net asset value of shares of the Portfolio is determined once daily as of 4 p.m. Eastern time on each day during which the New York Stock Exchange, or other applicable exchange, is open for trading. The New York Stock Exchange is scheduled to be closed for trading on the following days: New Year’s Day, Presidents’ Day, Martin Luther King Jr.’s birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Board of Trustees of the Exchange reserves the right to change this schedule. In the event that the New York Stock Exchange or the national securities exchanges on which small cap equities are traded adopt different trading hours on either a permanent or temporary basis, the Board of Trustees of the Fund will reconsider the time at which net asset value is to be computed.

     VALUATION OF ASSETS In determining the value of the assets of the Portfolio, the securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price, or, if no sales are reported — as is the case with many securities traded over-the-counter — the last reported bid price. Debt securities (other than short-term obligations, i.e., obligations which have 60 days or less left to maturity, which are valued on the basis of amortized cost) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Prices provided by a pricing service may be determined without exclusive reliance on quoted prices and take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality of issue, trading characteristics, and other market data. All other securities and assets are valued at their fair value as determined in good faith by the Investment Advisor subject to the approval of the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Trustees.

REDEMPTION FEE

.	The Portfolio will deduct a fee of 2.00% from redemption proceeds on Portfolio shares held less than 60 days and will deduct a 2% fee on each exchange in excess of two exchanges per quarter.

.
The redemption fee is paid directly to the Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with fluctuations in Portfolio asset levels and cash flow caused by short term shareholder trading.

.	If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies.

.	The redemption fee does not apply to shares acquired through reinvestment of dividends and/or capital gains.

.	The redemption fee does not apply to shares redeemed through the use of our automatic withdrawal plan.

.
The redemption fee does not apply in the event of any involuntary redemption, including those required by law or regulation, a regulatory agency, a court order, or as a result of a liquidation of a Portfolio by the Board of Trustees.

.
The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans).

.
The redemption fee may be waived by the Fund’s officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Fund’s officers will be disclosed to the Fund’s Board of Trustees at its next regularly scheduled quarterly meeting.

.
The redemption fee assessed by certain financial intermediaries that have omnibus accounts in the Funds, including employer-sponsored retirement accounts, may be calculated using methodologies that differ from those utilized by the Fund’s transfer agent. Such differences are typically attributable to system design differences unrelated to the investment in the Funds. These system differences are not intended or expected to facilitate market timing or frequent trading.

POLICIES TO PREVENT MARKET TIMING

     The Fund is not designed for market timing organizations or other entities using programmed or frequent exchanges. Short-term trading or “market timing” involves frequent purchases and redemptions of fund shares and may present risks for long-term shareholders of the fund including among other things, dilution in the value of fund shares held by long-term shareholders, interference in the efficient management of the fund’s portfolio, increased brokerage and administrative costs and forcing the fund to hold excess levels of cash. One form of market timing is called “time zone arbitrage.” This occurs when shareholders of portfolios that primarily invest in securities that are listed on foreign exchanges take advantage of time zone differences between the close of foreign markets on which the portfolios’ securities trade and the close of the U.S. markets, which is when the portfolios’ share prices are calculated. Arbitrage opportunities may also occur in portfolios that do not invest in foreign securities. For example, if trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio’s share price is calculated, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, portfolios that hold thinly-traded securities, such as certain micro- or small-capitalization securities, may be exposed to varying levels of pricing arbitrage.

     The Navellier Performance Funds portfolios are intended as long-term investments. Therefore, the Fund’s Board of Trustees has adopted policies and procedures set forth herein and administered through the Transfer Agent and the Fund’s staff and reviewed periodically by the Chief Compliance Officer and Board of Trustees for compliance and which are designed to prohibit short-term trading, excessive exchanges and other market timing activities. Steps the Fund has taken include: periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading portfolios inappropriately, imposing a 2.00% redemption fee on shares held less than 60 days and providing the Fund discretion to reject an exchange, at any time, for any reason.

     The redemption fee may be waived for omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee and certain employer-sponsored retirement accounts (including certain 401(k)) and other types of defined contribution or employee benefit plans.

     The redemption fee may be waived by the Fund’s officers in any case where the nature of the transaction or circumstances do not pose the risks that the Board of Trustees’ policies and procedures to prevent market timing are designed to mitigate. All waivers provided by the Fund’s officers will be disclosed to the Fund’s Board of Trustees at its next regularly scheduled quarterly meeting.

     The Portfolio cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Funds through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Funds, which do not allow access to individual shareholders’ account information. With respect to trades that occur through omnibus accounts at intermediaries, the Funds have requested assurance that intermediaries have policies to prevent market timing.

     The Fund reserves the right to reject any specific purchase order, including an order made by a market timer. Any redemption that is made as a result of this activity will be subject to any and all redemption fees.

     PLEASE NOTE: The Fund reserves the right to delay sending redemption proceeds for up to seven days. (This generally applies in cases of very large redemptions, excessive trading or during unusual market conditions.)
TAXES
     In the case of a “series fund” (that is, a regulated investment company having more than one segregated portfolio of investments the beneficial interests in which are owned by the holders of a separate series of stock), each investment portfolio is treated as a separate corporation for federal income tax purposes. The Fund will be deemed a series fund for this purpose and, thus, each Portfolio will be deemed a separate corporation for such purpose.

     The Portfolio intends to qualify as a regulated investment company for federal income tax purposes. Such qualification requires, among other things, that the Portfolio (a) make a timely election to be a regulated investment company, (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities (including options and futures) or foreign currencies, and (c) diversify its holdings so that at the end of each fiscal quarter (i) 50% of the market value of its assets is represented by cash, government securities, securities of other regulated investment companies, and securities of one or more other issuers (to the extent the value of the securities of any one such issuer owned by the Portfolio does not exceed 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than government securities and securities of other regulated investment companies) of any one industry. These requirements may limit the ability of the Portfolio to engage in transactions involving options and futures contracts.

     If the Portfolio qualifies as a regulated investment company, it will not be subject to federal income tax on its “investment company taxable income” (calculated by excluding the amount of its net capital gain, if any, and by excluding the dividends-received and net operating loss deductions) or “net capital gain” (the excess of its long-term capital gain over its net short-term capital loss) which is distributed to shareholders. In determining taxable income, however, a regulated investment company holding stock on the record date for a dividend is required to include the dividend in income on the later of the ex-dividend date or the date of acquisition.

     DIVIDENDS AND DISTRIBUTIONS

     All dividends and distributions with respect to the shares of the Portfolio will be payable in shares at net asset value or, at the option of the shareholder, in cash. Any shareholder who purchases shares of the Portfolio prior to the close of business on the record date for a dividend or distribution will be entitled to receive such dividend or distribution. Dividends and distributions (whether received in shares or in cash) are treated either as return of capital, ordinary income or long-term capital gain for federal income tax purposes. Between the record date and the cash payment date, the Portfolio retains the use and benefits of such monies as would be paid as cash dividends.

     The Portfolio will distribute all of its net investment income and net realized capital gains, if any, annually in December.

     If a cash payment is requested with respect to the Portfolio, a check will be mailed to the shareholder. Unless otherwise instructed, the Transfer Agent will mail checks or confirmations to the shareholder’s address of record.

     The federal income tax laws impose a four percent (4%) nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet distribution requirements specified in the federal income tax laws. The Portfolio intends to comply with the distribution requirements and thus does not expect to incur the four percent (4%) nondeductible excise tax, although the imposition of such excise tax may possibly occur.

     Shareholders will have their dividends and/or capital gain distributions reinvested in additional shares of the Portfolio unless they elect in writing to receive such distributions in cash. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether they want dividends reinvested or distributed.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions. (See “Taxes” following.)

     In the case of foreign participants whose dividends are subject to U.S. income tax withholding and in the case of any participants subject to 28% federal backup withholding, the Transfer Agent will reinvest dividends after deduction of the amount required to be withheld.

     Experience may indicate that changes in the automatic reinvestment of dividends are desirable. Accordingly, the Fund reserves the right to amend or terminate this provision as applied to any dividend or distribution paid subsequent to written notice of the change sent to shareholders at least 90 days before the record date for such dividend or distribution.

     Dividends paid out of net investment income and net short-term capital gains of a Portfolio will be taxable to shareholders as ordinary income regardless of whether such distributions are reinvested in additional shares or paid in cash. If a portion of a Portfolio’s net investment income is derived from dividends from domestic corporations, a corresponding portion of the dividends paid out of such income may be eligible for the dividends-received deduction. Corporate shareholders will be informed as to the portion, if any, of dividends received by them which will qualify for the dividends-received deduction.

     Dividends paid out of the net capital gain of a Portfolio that are designated as capital gain dividends by the Fund will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held their shares. Such dividends will not be eligible for the dividends-received deduction. If shares of the Fund to which such capital gains dividends are attributable are held by a shareholder for less than 31 days and there is a loss on the sale or exchange of such shares, then the loss, to the extent of the capital gain dividend or undistributed capital gain, is treated as a long-term capital loss.

     All distributions, whether received in shares or cash, must be reported by each shareholder on his federal income tax return. Taxable dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been paid by the Fund and received by such shareholders on December 31 of the year if such dividend is actually paid by the Fund during January of the following year.

     Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor’s shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

     The redemption of all or part of the shares of a series held by any shareholder will generally be treated as a sale or exchange unless the redemption fails to substantially reduce the shareholder’s percentage ownership interest in the related Portfolio (determined for this purpose using certain specific rules of constructive ownership). Any redemption that does not substantially reduce a shareholder’s percentage ownership interest in a Portfolio may be treated as a dividend.

     If a redemption is treated as a sale or exchange, the shareholder will generally realize gain or loss measured by the difference between the redemption price and the basis of the shares. This gain will generally be treated as capital gain (long-term or short-term, depending upon the shareholder’s holding period for the redeemed shares).

     In the event that additional portfolios are added to the Fund in the future, the exchange of the shares in one Portfolio for shares in another Portfolio will be treated as a taxable exchange for federal income tax purposes. If the exchange occurs within 90 days of the acquisition of the original shares, however, the shareholder’s basis in the original shares will not include the sales charge, if any, to the extent such charge does not exceed the amount that would have been charged on the acquisition of the second-acquired shares if such shares were acquired directly. To the extent that the sales charge, if any, paid upon acquisition of the original shares is not taken into account in determining the shareholder’s gain or loss from the disposition of the original shares, it is added to the basis of the newly acquired shares.

     On or before January 31 of each year, the Fund will issue to each person who was a shareholder at any time in the prior year a statement of the federal income tax status of all distributions made to such shareholder.

     Shareholders who fail to provide correct taxpayer identification numbers or fail to certify as to no loss of exemption from backup withholding or otherwise fail to comply with applicable requirements of the law relating to backup withholding will be subject to backup withholding with respect to dividends unless they are corporations or come within other exempt categories. Any amounts paid as backup withholding will be creditable against the federal income tax liabilities of the affected shareholders. All shareholders should consult their own tax advisers with regard to the tax consequences applicable to their respective investments in the Fund.

     The foregoing discussion relates solely to United States federal income tax laws as applicable to United States persons (that is, citizens and residents of the United States and domestic corporations, partnerships, trusts, and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the United States and non-United States tax consequences of ownership of shares, including the possibility that distributions by the Fund may be subject to a United States withholding tax at the rate of 30% (or at a lower rate under an applicable United States income tax treaty).

     The Portfolio will be subject to a nondeductible excise tax for any year equal to 4% of the “required distribution” for the year over the “distributed amount” for the year. For this purpose, the term “required distribution” means, with respect to any year, the sum of (a) 98% of the Portfolio’s “ordinary income” (that is, its taxable income determined by excluding its net capital gain, if any, by disallowing the dividends-received and net operating loss deductions, and by not taking into account any capital gain or loss), (b) 98% of its net capital gain income (that is, the excess of capital gains over capital losses) for the one-year period ending on December 31 of the year, and (c) the “prior year shortfall” (that is, the excess, if any, of the “grossed-up required distribution” for the prior year over the “distributed amount” for such year). For this purpose, the term “grossed-up required distribution” means, with respect to any year, the required distribution for the year (determined by including 100% of the Portfolio’s ordinary income and capital gain net income) and the term “distributed amount” means, with respect to any year, the sum of (a) the amount of dividends-paid or deemed paid during the year, (b) any amount on which the Portfolio is required to pay corporate tax for the year, and (c) the excess, if any, of the distributed amount for the prior year over the required distribution for such year.

     The Portfolio will not be subject to tax in Delaware for any year in which it qualifies as a regulated investment company. It may, however, be subject to such tax for any year in which it does not so qualify and may be subject to tax in certain other states where it is deemed to be doing business. Moreover, distributions may be subject to state and local taxes. In those states which have income tax laws, the tax treatment of such Portfolio and the tax treatment of shareholders with respect to distributions may be different from the federal income tax treatment of such persons.

     The foregoing is a general summary of the federal income tax consequences of investing in the Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax advisors about the tax consequences of an investment in the Fund in light of each shareholder’s particular tax situation. Shareholders should also consult their own tax advisors about consequences under foreign, state, local or other applicable tax laws.

UNDERWRITERS

     The Fund’s shares will be continuously distributed through BHIL Distributors, Inc. (the “Distributor”) located at 4041 N. High Street, Ste 402, Columbus, OH 43214 , pursuant to a distribution agreement dated October 12, 2009. BHIL Distributors, Inc. replaced IFS Fund Distributors, Inc.  as the Distributor for the Portfolios on December 1, 2009.     The Distributor acts as the sole principal underwriter of the Fund’s shares. Through a network established by the Distributor, the Fund’s shares may also be sold through selected investment brokers and dealers. For a description of the Distributor’s obligations to distribute the Fund’s securities, see “The Investment Adviser, Distributor, Custodian and Transfer Agent — Distributor.”

     The aggregate amount of Distributor fees for fiscal 2009, 2008, and 2007 were $26,752, $38,128, and $47,530 respectively.

The table below states the principal types of activities for which the Fund made payments under the distribution plan for the last three fiscal years:

FISCAL YEAR	UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTIONS	BROKERAGE COMMISSIONS	COMPENSATION TO BROKER-DEALERS	PRINTING & MAILING OF PROSPECTUSES	COMPENSATION TO SALES PERSONNEL	ADVERTISING	OTHER COMPENSATION*
2009	-	$7,216	-	$11,069	$933	-	-	$7,535
2008	-	$14,164	-	$13,954	$1,334	-	-	$8,676
2007	-	$22,823	-	$17,248	$2,377	-	-	$5,082

* other compensation refers to other marketing expenses.

     Selected brokers and dealers were paid annual 12b-1 fees of 0.25% of the value of the Fund shares they sold or had previously sold.

     The distributor performed the following, among other services for which, it was paid its fees and other compensation: underwriting all shares, maintaining all FINRA and blue sky registrations, executing dealer and 12b-1 agreements with the brokers, filing audited financial statements, reviewing and filing fund sales literature, reviewing investor correspondence with broker dealer personnel, addressing oral and written communications with the shareholders, maintaining records.

NAVELLIER FUNDAMENTAL 'A' PORTFOLIO	RETURN BEFORE TAXES	RETURN AFTER TAXES ON DISTRIBUTIONS	RETURN AFTER TAXES DISTRIBUTIONS AND SALE OF FUND SHARES	RUSSELL 3000 INDEX (2)
One Year	34.36%	34.36%	22.33%	28.34%
Since Inception (annualized)(1)	-2.06%	-2.17%	-1.68%	1.78%

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The loss (if any) in the “Return after taxes on distributions and sale of fund shares” column above may be less than that shown in the “Return after taxes on distributions only” column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The index’s returns reflect no deduction for fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

(1)	The effective date of the Fundamental ‘A’ Portfolio was May 1, 2005. Performance was measured against the Russell 3000 Index as of May 1, 2005.

(2)	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     The average annual total return on a Portfolio represents an annualization of a Portfolio’s total return (“T” in the formula below) over a particular period and is computed by finding the current percentage rate which will result in the ending redeemable value (“ERV” in the formula below) of a $1,000 payment* (“P” in the formula below) made at the beginning of a one-, five-, or ten-year period, or for the period from the date of commencement of the Portfolio’s operation, if shorter (“n” in the formula below). The following formula will be used to compute the average annual total return for the Portfolio:

P (1 + T)(n) = ERV

To calculate the Average Annual Total Return (After Taxes on Distributions) for the 1, 5 and 10 year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Portfolio has been in operation), we calculate the Portfolio’s average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Portfolio’s operations) that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T) to the power of (n) = ATV(D)
     Where:

P	= a hypothetical initial payment of $1,000.

T	= average annual total return (after taxes on distributions).

n	= number of years.

ATV(D)
= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

     To calculate the Average Annual Total Return (After Taxes on Distributions and Redemption) for the 1-, 5-, and 10-year periods ended on the date of the most recent balance sheet included in the registration statement (or for the periods the Portfolio has been in operation), we calculate the Portfolio’s average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Portfolio’s operations) that would equate the initial amount invested to the ending value, according to the following formula:

P(1 + T) to the power of (n) = ATV(DR)

     Where:

P	= a hypothetical initial payment of $1,000.

T	= average annual total return (after taxes on distributions and redemption).

N	= number of years.

ATV(DR)
= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

     In addition to the foregoing, the Portfolio may advertise its total return over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures.

     For the fiscal year 2009, the Navellier Fundamental ‘A’ Portfolio had a total return of 34.36%.

     Performance information for the Portfolio shall reflect only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the particular Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

     The Portfolio may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, or other services, as having the same investment objectives. The total return may also be used to compare the performance of the Portfolio against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor’s Composite Index of 500 stocks (“S&P 500”) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.

     As summarized in the Prospectus under the heading “Performance and Yield,” the total return of the Portfolio may be quoted in advertisements and sales literature.

     The Fund hereby incorporates by this reference the Fund’s Annual Report for the period ended December 31, 2009.

PART C
OTHER INFORMATION
ITEM 22. EXHIBITS:

EXHIBIT NUMBER	DESCRIPTION

(a) (1)	Certificate of Trust of Registrant [initial N-1A filed December 8, 1995]*

(a) (2)	Declaration of Trust of Registrant [initial N-1A filed December 8, 1995]*

(b)	By-Laws of Registrant [initial N-1A filed December 8, 1995]*

(c)	None

(d)	Investment Management Agreement between the Navellier Fundamental A Portfolio and Navellier & Associates, Inc., dated January 1, 2005 [N-1A filed May 1, 2005]*

(e)	Underwriting Agreement with BHIL Distributors, Inc. dated October 12, 2009 [filed herewith]

(e) (5)	Selected Dealer Agreement (specimen) [filed herewith]

(f)	None

(g)	Custody Agreement between Registrant and JP Morgan Chase Bank, NA [N-1A Post Effective Amendment No. 36 filed April 30, 2008]*

(g) (2)	Amendment to Financial Administration, Accounting Services, Transfer Agency and Shareholder Services Agreement [N-1A filed April 30, 2008]*

(g) (3)	Amendment to Services Agreement [N-1A filed April 30, 2008]*

(h) (1)	Navellier Administrative Services Agreement [initial N-1A filed December 8, 1995]*

(h) (2)	Trustee Indemnification Agreements [initial N-1A filed December 8, 1995]*

(i)	Consent of Counsel [filed herewith]

(j)	Consent of Independent Auditors as to Performance Funds Portfolios [filed herewith]

(k)	None

(l)	Subscription Agreement between The Navellier Performance Funds and Louis Navellier, dated October 17, 1995 [initial N-1A filed December 8, 1995]*

(l) (1)	Investment Adviser Operating Expense Reimbursement Agreement [N-1A filed May 1, 2007]*

(m)	12b-1 Distribution Plan (Navellier Fundamental A Portfolio) as of December 1, 2009 [filed herewith]

(o)	18f-3 Plan*

(p) (1)	Code of Ethics for the Navellier Performance Funds [Incorporated by reference to the Registrant’s Registration Statement on Form N-1A, post effective Amendment No. 14 filed December 27, 1999]*

(p) (2)	Code of Ethics for Navellier & Associates, Inc. [N-1A filed May 1, 2007]*

(p) (3)	Code of Ethics for BHIL Distributors, Inc. due [filed herewith]

*	Denotes the document is incorporated herein by reference.

1

ITEM 23 PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     (a) As is described in the Statement of Additional Information (“Control Persons and Principal Holders of Securities”), the Fund was initially but no longer is controlled by Louis Navellier, the then sole stockholder, officer, and director of the Investment Adviser. He has also held various officer positions with the Fund (as described more fully under “The Investment Adviser, Distributor, Custodian and Transfer Agent” in the Statement of Additional Information).

Navellier Performance Funds

[UP ARROW]	[UP ARROW]
Navellier & Associates, Inc.	BHIL Distributors, Inc.
(“NAI”)	(“BHIL”)

[UP ARROW] [UP ARROW]
Louis Navellier
77.88% owner of NAI

     Also as set forth in the Statement of Additional Information under “Control Persons” various brokerage firms holding shares for the benefit of their customers hold over 5% of the outstanding shares of the Navellier Fundamental A Portfolio.

ITEM 24 NUMBER OF HOLDERS OF SECURITIES

     As of December 31, 2009 the Fundamental ‘A’ Portfolio had 1, 117 shareholders.

ITEM 25 INDEMNIFICATION

     The Fund shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers, or trustees of another organization in which it has any interest, as a shareholder, creditor, or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him/her and for which he/she is actually out of pocket and has not been reimbursed by any other source ( i.e. the collateral source rule does not apply) in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee, or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such person did not engage in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct by written opinion from independent legal counsel approved by a majority of a quorum of trustees who are neither interested persons nor parties to the proceedings. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may otherwise be entitled except out of the Fund Property. A majority of a quorum of disinterested non-party Trustees may make advance payments in connection with indemnification under this section, provided that the indemnified person shall have given a written undertaking adequately secured to reimburse the Fund in the event it is subsequently determined that he is not entitled to such indemnification, or a majority of a quorum of disinterested non-party Trustees or independent counsel determine, after a review of readily available facts, that the person seeking indemnification will probably be found to be entitled to indemnification.

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     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to the Trustees, officers, and controlling persons of the Fund pursuant to the provisions described under this Item 25, or otherwise, the Fund has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer, or controlling person of the Fund in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Fund may purchase and maintain insurance on behalf of an officer, Trustee, employee, or agent protecting such person, to the full extent permitted by applicable law, from liability incurred by such person as officer, Trustee, employee, or agent of the Fund or arising from his activities in such capacity.

     The Distribution Agreement between the Fund and BHIL Distributors, Inc., provides for indemnification of the parties thereto under certain circumstances.

Section 4 of the Advisory Agreement between the Portfolio and the Investment Adviser provides for indemnification of the parties thereto under certain circumstances.

ITEM 26 BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Set forth below is a description of any other business, profession, vocation, or employment of a substantial nature in which each investment adviser of the Fund and each director, officer, or partner of any such investment adviser, is or has been at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee:

NAME AND PRINCIPAL	POSITIONS HELD WITH REGISTRANT AND ITS	PRINCIPAL OCCUPATIONS DURING
BUSINESS ADDRESS	AFFILIATES	PAST TWO YEARS
Louis Navellier One East Liberty Third Floor Reno, NV 89501
President of The Navellier Performance Funds, one of Portfolio Managers of the Portfolio of the Navellier Performance Funds. Mr. Navellier is also the CEO, President, Treasurer, and Secretary of Navellier & Associates, Inc., a Nevada Corporation which is the Investment Adviser to the Fund. Mr. Navellier is also CEO, President, Secretary, and Treasurer of, Navellier Publications, Inc., MPT Review Inc., and Navellier International Management, Inc.

Mr. Navellier is and has been the CEO of Navellier & Associates Inc., an investment management company since 1987; he is one of the Portfolio Managers for the Investment Adviser to this Fund; President and CEO of Navellier Securities Corp., the former principal Underwriter to this Fund and The Navellier Millennium Funds; CEO and President of Navellier Fund Management, Inc. an investment advisory company, from November 30, 1995 to the present time; and has been editor of Emerging Growth newsletter (formerly MPT Review) from August 1987 to the present and was publisher and editor of the predecessor investment advisory newsletter OTC Insight, which he began in 1980 and wrote through July 1987. Mr. Navellier is also the editor of the Blue Chip Growth, Quantum Growth and Global Growth newsletters.

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ITEM 27. PRINCIPAL UNDERWRITERS

(a)
BHIL Distributors, Inc., acts as Distributor/Underwriter for other open-end investment companies:  MMA Praxis Mutual Funds, Performance Funds and the Diamond Hill Funds. The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Regulatory Authority or “FINRA”.  The Distributor has its main address at 4041 N. High Street, Suite 402, Columbus OH 43214

(b)
The following list sets forth the directors and executive officers of the Distributor. Unless otherwise noted with an asterisk(*), the address of the persons named below is 4041 N. High Street, Suite 402, Columbus, Ohio 43214.

	Position	Position
	with	with
Name	Distributor	Registrant
Scott A. Englehart	President	None
James F. Laird, Jr.	Chief Financial Officer, Secretary, Treasurer and Director	None None

Dina A. Tantra	Chief Compliance Officer	None
     (c)

Net
Name of	Underwriting	Compensation on
Principal	Discounts &	Redemption and	Brokerage	Other
Underwriter	Commissions	Repurchases	Commissions	Compensation
BHIL Distributors, Inc.	$—	$—	$—	$0

ITEM 28 LOCATION OF ACCOUNTS AND RECORDS

     All accounts, records, and other documents required to be maintained under Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the office of The Navellier Performance Funds located at One East Liberty, Third Floor, Reno, Nevada 89501, and the offices of the Fund’s Transfer Agent at 303 Broadway — Suite 1100, Cincinnati, Ohio 45202.

ITEM 29 MANAGEMENT SERVICES

     Other than as set forth in Part A and Part B of this Registration Statement, the Fund is not a party to any management-related service contract.

ITEM 30 UNDERTAKINGS

     The Fund hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the latest annual report to shareholders, upon request and without charge.

     The Fund hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, it will do so and will assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

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SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 41 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Reno, and State of Nevada on the 30th day of April, 2010.

THE NAVELLIER PERFORMANCE FUNDS
By:	/s/ Barry Sander
Barry Sander
Trustee

     The Navellier Performance Funds, and each person whose signature appears below hereby constitutes and appoints Barry Sander as such person’s true and lawful attorney-in-fact, with full power to sign for such person and in such person’s name, in the capacities indicated below, any and all amendments to this Registration Statement, hereby ratifying and confirming such person’s signature as it may be signed by said attorney-in-fact to any and all amendments to said Registration Statement.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons or their attorneys-in-fact pursuant to authorization given on October 17, 1995, in the capacities and on the date indicated:

/s/ Joel Rossman	Trustee	April 30, 2010
Joel Rossman

/s/ Barry Sander	Trustee	April 30, 2010
Barry Sander

/s/ Arnold Langsen	Trustee	April 30, 2010
Arnold Langsen(1)

/s/ Jacques Delacroix	Trustee	April 30, 2010
Jacques Delacroix

(1)
This person, although technically not an interested person affiliated with the Investment Adviser, does own a company which provides consulting services to Navellier & Associates Inc., a company owned by Louis Navellier.

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Exhibit Index

EXHIBIT NO.	DESCRIPTION

(e)	Underwriting Agreement with BHIL Distributors, Inc. dated October 12, 2009 [filed herewith]

(e) (5)	Selected Dealer Agreement (specimen) [filed herewith]

(i)	Consent of Counsel [filed herewith]

(j)	Consent of Independent Auditors as to Performance Funds Portfolios [filed herewith]

(m)	12b-1 Distribution Plan (Navellier Fundamental A Portfolio) as of December 1, 2009 [filed herewith]

(p) (3)	Code of Ethics for BHIL Distributors, Inc. due [filed herewith]

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